Exhibit 10.2

EXECUTION VERSION

REGISTRATION RIGHTS AGREEMENT

among

HERTZ GLOBAL HOLDINGS, INC.

AND

THE HOLDERS PARTY HERETO

DATED JUNE 30, 2021

i

Section 7.13	Business Days	24
Section 7.14	Further Assurances	24
Section 7.15	No Third-Party Beneficiaries	24
Section 7.16	Interpretation; Construction	24
Section 7.17	Term	25

ii

THIS REGISTRATION RIGHTS AGREEMENT, dated as of June 30, 2021 (this “Agreement”), is entered into by and among Hertz Global Holdings, Inc., a Delaware corporation (together with any successor entity thereto, the “Company”), and each of the Holders (as defined below) that are parties hereto from time to time.

RECITALS

A.           The Company and certain affiliated debtors (collectively, the “Debtors”) filed the Debtors’ Joint Chapter 11 Plan of Reorganization pursuant to Chapter 11 of the United States Bankruptcy Code, which, as amended, was confirmed by the United States Bankruptcy Court for the District of Delaware on June 10, 2021.

B.            The Company proposes to issue Common Stock (as defined below), Preferred Stock (as defined below) and Warrants (as defined below) pursuant to, and upon the terms set forth in, the Plan of Reorganization (as defined below).

C.            The Company and the Holders have agreed to enter into this Agreement pursuant to which the Company shall grant the Holders registration rights under the Securities Act (as defined below) with respect to the Registrable Securities (as defined below) in furtherance of the foregoing.

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Holders hereby agree as follows:

AGREEMENT

Article I

Definitions

Section 1.1            Definitions. As used herein, the following terms shall have the following respective meanings:

“Adoption Agreement” shall mean an Adoption Agreement in the form attached hereto as Exhibit A.

“Affiliate” means, with respect to any Person, any Person that, directly or indirectly, through one or more intermediaries, controls, or is controlled by, or is under common control with, such Person. As used in this definition, the term “control,” including the correlative terms “controlling,” “controlled by” and “under common control with,” means possession, directly or indirectly, of the power to direct or cause the direction of management or policies (whether through ownership of securities or any partnership or other ownership interest, by contract or otherwise) of a Person. Notwithstanding the foregoing, (a) the Company, its Subsidiaries and their respective joint ventures (if any) shall not be considered Affiliates of any Holder for purposes of this Agreement, (b) no Holder shall be considered an Affiliate of (i) any portfolio company in which investment funds affiliated with such Holder have made a debt or equity investment (and vice versa), (ii) any limited partners, non-managing members of, or other similar direct or indirect investors in such Holder or its investment fund affiliates or (iii) any portfolio company in which any limited partner, non-managing member of, or other similar direct or indirect investor in such Holder or any of its investment fund affiliates have made a debt or equity investment (and vice versa), and none of the Persons described in clauses (i) through (iii) of this definition shall be considered an Affiliate of each other and (c) no Holder shall be considered an Affiliate of the Persons described in clauses (a) and/or (b) of this definition (and vice versa).

“Assignee” shall have the meaning set forth in Section 7.4.

“Automatic Shelf Registration Statement” means an “automatic shelf registration statement” as defined in Rule 405 (or any successor rule then in effect) promulgated under the Securities Act.

“beneficially owned”, “beneficial ownership” and similar phrases have the same meanings as such terms have under Rule 13d-3 (or any successor rule then in effect) under the Exchange Act, except that in calculating the beneficial ownership of any Holder, such Holder shall be deemed to have beneficial ownership of all securities that such Holder has the right to acquire, whether such right is currently exercisable or is exercisable upon the occurrence of a subsequent event.

“Board” shall mean the Board of Directors of the Company.

“Bought Deal” shall have the meaning ascribed to it in Section 3.1(a).

“Business Day” shall mean any day other than a Saturday, a Sunday or a day on which banks in New York, New York are authorized or obligated by law or executive order to close.

“Commission” shall mean the Securities and Exchange Commission or any other Federal agency at the time administering the Securities Act.

“Common Stock” means the shares of common stock, par value $0.01 per share, of the Company following the effectiveness of the Plan of Reorganization.

“Control,” and its correlative meanings, “Controlling,” and “Controlled,” shall mean the possession, direct or indirect (including through one or more intermediaries), of the power to direct or cause the direction of the management of a Person, whether through the ownership of voting securities, by contract or otherwise.

“Demand Holder” shall mean (i) each Plan Sponsor (as defined in the Plan of Reorganization), (ii) no more than three times during the term of this Agreement, Holders, together with their respective Affiliates, who beneficially owns Registrable Securities equal to $100 million or more of the then outstanding Shares upon the effectiveness of the Plan of Reorganization and (iii) a person or persons to whom a Demand Holder has transferred rights in accordance with Section 7.4 resulting in such Holder receiving a number of Registrable Securities equal to $100 million or more of the then outstanding Shares.

“Demand Notice” shall have the meaning ascribed to it in Section 2.1(b).

“Demand Registration” shall mean a registration of Shares pursuant to Section 2.1.

“Demand Right” shall have the meaning ascribed to it in Section 2.1(a).

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“FINRA” shall mean the Financial Industry Regulatory Authority or any successor regulatory authority.

“Holders” shall mean any holder of Registrable Securities that is set forth on Schedule I hereto and Transferees of such Holders that acquire Registrable Securities in accordance with Section 7.4 and execute an Adoption Agreement in accordance with Section 7.4.

“Information” shall have the meaning ascribed to it in Section 4.1(i).

“Initial Notice” shall have the meaning ascribed to it in Section 3.1.

“Initial Public Offering” means a transaction or action pursuant to which the Shares of Common Stock are listed on a national securities exchange in the United States.

“Inspectors” shall have the meaning ascribed to it in Section 4.1(i).

“Lock-up Period” shall have the meaning ascribed to it in Section 2.6(a).

“Marketed Underwritten Shelf Take-Down” shall have the meaning ascribed to it in Section 2.2(c)(i).

“Non-Marketed Shelf Take-Down” shall have the meaning ascribed to it in Section 2.2(d).

“Person” shall be construed broadly and shall include, without limitation, an individual, a partnership, a limited liability company, a corporation, an association, a joint stock company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.

“Piggyback Notice” shall have the meaning ascribed to it in Section 3.1(a).

“Piggyback Registration” shall mean any registration pursuant to Section 3.1(a).

“Plan of Reorganization” means the Second Modified Third Amended Joint Chapter 11 Plan of Reorganization of Hertz Corporation and its Debtor Affiliates [Docket No. 5178], filed in the Debtors’ Chapter 11 cases in the United States Bankruptcy Court for the District of Delaware, Case No. 20-11218 (MFW) (including all exhibits, schedules and supplements thereto and as it may be amended, modified or supplemented from time to time), which has been confirmed on June 10, 2021.

“Preferred Stock” means the shares of Series A Preferred Stock of the Company as it exists on the date of this Agreement following the effectiveness of the Plan of Reorganization.

“Prospectus” shall mean the prospectus included in any Registration Statement, as amended or supplemented by any prospectus supplement with respect to the terms of the offering of any portion of the securities covered by such Registration Statement and, in each case, by all other amendments and supplements to such prospectus, including post-effective amendments and, in each case, all material incorporated by reference in such prospectus.

“Records” shall have the meaning ascribed to it in Section 4.1(i).

“Registrable Securities” shall mean, with respect to any Holder, at any time, the Shares held or beneficially owned by such Holder at such time; provided, however, that as to any Registrable Securities, such securities shall cease to be Registrable Securities (i) upon the sale thereof pursuant to an effective registration statement, (ii) upon the sale thereof pursuant to Rule 144 or Rule 145 under the Securities Act, (iii) when such securities cease to be outstanding, (iv) when such securities may be sold without volume limitations under Rule 144 (or any similar provisions then in force) or (v) if such securities shall have been otherwise transferred and new certificates or book-entries for them not bearing a legend restricting transfer shall have been delivered by the Company and such securities may be publicly resold without registration under the Securities Act.

“Registration Statement” shall mean any Registration Statement of the Company which covers the Registrable Securities, including any preliminary Prospectus and the Prospectus, amendments and supplements to such Registration Statement, including post-effective amendments, all exhibits thereto and all material incorporated by reference in such Registration Statement.

“Requesting Holder” shall mean a Holder exercising a Demand Right.

“Rule 144” shall mean Rule 144 under the Securities Act (or successor rule).

“Securities Act” shall mean the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Selling Investors” shall mean the Holders selling Registrable Securities pursuant to a Registration Statement under this Agreement.

“Selling Investors’ Counsel” shall have the meaning set forth in Section 4.1(b).

“Shares” shall mean (i) Common Stock and shall also include any security of the Company issued in respect of or in exchange for such securities of the Company, whether by way of dividend or other distribution, split, recapitalization, merger, rollup transaction, consolidation or reorganization, (ii) solely with respect to rights afforded to Holders under Article III of this Agreement, Common Stock issued upon the automatic conversion of the Warrants and shall also include any security of the Company issued in respect of or in exchange for such securities of the Company, whether by way of dividend or other distribution, split, recapitalization, merger, rollup transaction, consolidation or reorganization and (iii) Preferred Stock and shall also include any security of the Company issued in respect of or in exchange for such securities of the Company, whether by way of dividend or other distribution, split, recapitalization, merger, rollup transaction, consolidation or reorganization. For the avoidance of doubt, a Holder of Common Stock issued upon the automatic conversion of the Warrants shall not be a Demand Holder or a Shelf Holder through the holding of such Common Stock to the extent such Common Stock is already registered.

“Shelf Holder” shall have the meaning ascribed to it in Section 2.2(b).

“Shelf Registration” shall have the meaning ascribed to it in Section 2.2(a).

“Shelf Registration Statement” shall have the meaning ascribed to it in Section 2.2(a).

“Shelf Take-Down” shall have the meaning ascribed to it in Section 2.2(a).

“Shelf Take-Down Notice” shall have the meaning ascribed to it in Section 2.2(c)(iii).

“Subsidiary” shall mean each Person in which another Person owns or controls, directly or indirectly, capital stock or other equity interests representing more than 50% in voting power of the outstanding capital stock or other equity interests.

“Transfer” shall mean any direct or indirect sale, assignment, transfer, conveyance, gift, bequest by will or under intestacy laws, pledge, hypothecation or other encumbrance, or any other disposition, of the stated security (or any interest therein or right thereto, including the issuance of any total return swap or other derivative whose economic value is primarily based upon the value of the stated security) or of all or part of the voting power (other than the granting of a revocable proxy) associated with the stated security (or any interest therein) whatsoever, or any other transfer of beneficial ownership of the stated security, with or without consideration and whether voluntarily or involuntarily (including by operation of law).

“Transferee” shall mean a Person acquiring Shares pursuant to a Transfer.

“Underwritten Offering” shall mean a sale, on the Company’s or any Holder’s behalf, of Shares by the Company or a Holder to an underwriter for reoffering to the public.

“Underwritten Shelf Take-Down” shall have the meaning ascribed to it in Section 2.2(c).

“Underwritten Shelf Take-Down Notice” shall have the meaning ascribed to it in Section 2.2(c).

“Warrants” means, collectively, those certain warrants to purchase shares of Common Stock issued pursuant to that certain Warrant Agreement, by and among the Company and the warrant agent named therein, dated as of date hereof.

Article II

Demand and Shelf Registration

Section 2.1            Right to Demand; Demand Notices.

(a)            Holders’ Demand for Registration. Subject to the provisions of this Article II, at any time and from time to time after the Company’s Initial Public Offering, each Demand Holder shall have the right to request in writing that the Company register the sale on a Registration Statement on Form S-1 (or any successor form thereto) (a “Long-Form Registration Statement”), or, if available, a Registration Statement on Form S-3 (or any successor form thereto) (a “Short-Form Registration Statement”), under the Securities Act of all or part of the Registrable Securities beneficially owned by such Demand Holder or its Affiliates (a “Demand Right”).

(b)            Demand Notices. All requests made pursuant to this Section 2.1 shall be made by providing written notice to the Company (each such written notice, a “Demand Notice”), which notice shall (i) specify the aggregate number and class or classes of Registrable Securities proposed to be registered by the Demand Holder (and its Affiliates) providing such Demand Notice and (ii) state the intended methods of disposition in the offering (including whether or not such offering shall be an Underwritten Offering).

(c)            Demand Filing. Subject to Section 2.3, promptly (but in any event within five (5) Business Days) after receipt of any Demand Notice, the Company shall give written notice of the Demand Notice to all other Holders of Registrable Securities and otherwise comply with Section 3.1. Subject to Section 2.3, the Company shall use reasonable best efforts to file (or confidentially submit) the Registration Statement in respect of a Demand Notice as soon as practicable and, in any event, within 60 days in the case of a Long-Form Registration Statement and 30 days in the case of a Short-Form Registration Statement, in each case after receiving a Demand Notice and shall use reasonable best efforts to cause the same to be declared effective by the Commission as promptly as practicable after such filing (or confidential submission).

(d)            Demand Withdrawal. A Requesting Holder may withdraw all or any portion of its Registrable Securities from a Demand Registration by providing written notice to the Company at least five (5) Business Days prior to the earliest of (i) effectiveness of the applicable Registration Statement, (ii) the filing of any Registration Statement relating to such Demand Registration that includes a pricing range or (iii) the commencement of a “roadshow” relating to the Registration Statement for such Demand Registration.

Section 2.2            Shelf Registration.

(a)            Filing. From and after such time as (i) the Company shall have qualified for the use of a registration statement for an offering to be made on a delayed or continuous basis pursuant to Rule 415 under the Securities Act or any successor rule thereto on Form S-1 (the “Form S-1 Shelf”) or, if available, on Form S-3 (a “Form S-3 Shelf” and, together with the Form S-1 Shelf and any Automatic Shelf Registration Statement, if available, a “Shelf Registration Statement”) and (ii) the Long-Form Registration Statement filed pursuant to Section 2.1 above is no longer effective, the Company will, pursuant to the requirements of this Section 2.2(a), file (or confidentially submit) a Shelf Registration Statement upon the written request by any Demand Holder that the Company register under the Securities Act all or a portion of the Registrable Securities owned by such Holder at such time in accordance with Rule 415 under the Securities Act or any successor rule thereto (a “Shelf Registration”). Subject to Section 2.3, the Company shall give written notice of such request to all Holders promptly (but in any event within five (5) Business Days after receipt of any such written request from a Holder) and otherwise comply with Section 3.1. With respect to each Shelf Registration, (i) the Company shall add Registrable Securities of any Holder who requests in writing that the Company include the Registrable Securities owned by such Holder in the Shelf Registration Statement; provided, that, such written request is delivered to the Company at least 10 Business Days prior to the filing (or confidential submission) of the Shelf Registration Statement, and (ii) the Company shall use its reasonable best efforts to file (or confidentially submit) with the Commission as promptly as practicable, and in any event within 60 days in the case of a Form S-1 Shelf and 30 days in the case of a Form S-3 Shelf, in each case after it receives a request under this Section 2.2(a) to register all or a portion of the Registrable Securities. The Company shall use its reasonable best efforts to cause to be declared effective the Shelf Registration Statement as promptly as practicable after the filing (or confidential submission) thereof.

(b)            Shelf Take-Downs. Any Holder who (i) is a Plan Sponsor or an Affiliate thereof or (ii) together with its Affiliates, beneficially owns Registrable Securities equal to $100 million or more of the then outstanding Shares, to the extent such Holder’s Registrable Securities are included in an effective Shelf Registration Statement (each of the Holders in clause (i) and (ii) above, a “Shelf Holder”) may initiate an offering or sale of all or part of such Registrable Securities (a “Shelf Take-Down”), in which case the provisions of this Section 2.2 shall apply. Notwithstanding the foregoing:

(i)           any such Shelf Holder may initiate an unlimited number of Non-Marketed Shelf Take-Downs pursuant to Section 2.2(d) below; and

(ii)          any such Shelf Holder may initiate an unlimited number of Underwritten Offerings (including any block trade) pursuant to Section 2.2(c) below; provided that in each case, the Registrable Securities proposed to be sold by the initiating Shelf Holder (and if applicable, other co-initiating Shelf Holders) shall be required to (x) have a reasonably anticipated aggregate offering price of at least $50.0 million (before deduction of underwriting discounts and commissions) or (y) constitute all remaining Registrable Securities held by such Shelf Holder (and, if applicable, other co-initiating Shelf Holders); provided, however, that the Company shall have no obligation to facilitate or participate in more than three Underwritten Offerings that are initiated by a Holder pursuant to this Section 2.2 during any 12-month period (and no more than one such Underwritten Offering in any 90-day period).

(c)            Underwritten Shelf Take-Downs.

(i)           Subject to Section 2.2(b), if a Shelf Holder so elects in a written request delivered to the Company (an “Underwritten Shelf Take-Down Notice”), a Shelf Take-Down may be in the form of an Underwritten Offering (an “Underwritten Shelf Take-Down”) and, if necessary, the Company shall use its reasonable best efforts to file and effect an amendment or supplement to its Shelf Registration Statement (including the filing of a Prospectus supplement with respect to such Underwritten Shelf Take-Down) for such purpose as soon as practicable. Such initiating Shelf Holder shall indicate in such Underwritten Shelf Take-Down Notice the number of Registrable Securities of such Shelf Holder to be included in such Underwritten Shelf Take-Down and whether it intends for such Underwritten Shelf Take-Down to involve a customary “roadshow” (including an “electronic roadshow”) or other marketing effort by the underwriters (a “Marketed Underwritten Shelf Take-Down”).

(ii)          Promptly upon delivery of an Underwritten Shelf Take-Down Notice with respect to a Marketed Underwritten Shelf Take-Down (but in no event more than ten (10) days prior to the expected date of such Marketed Underwritten Shelf Take-Down), the Company shall promptly deliver a written notice of such Marketed Underwritten Shelf Take-Down to all Shelf Holders and, in each case, subject to Section 2.5(b) and Section 2.7, the Company shall include in such Marketed Underwritten Shelf Take-Down all such Registrable Securities of such Shelf Holders for which the Company has received written requests, which requests must specify the aggregate amount of such Registrable Securities of such Holder to be offered and sold pursuant to such Marketed Underwritten Shelf Take-Down, at least three (3) Business Days prior to the expected date of such Marketed Underwritten Shelf Take-Down.

(iii)         Subject to Section 2.2(b), if a Shelf Holder desires to effect an Underwritten Shelf Take-Down that is not a Marketed Underwritten Shelf Take-Down, the Shelf Holder initiating such Shelf Take-Down shall provide written notice (a “Shelf Take-Down Notice”) of such Shelf Take-Down to the other Shelf Holders as far in advance of the completion of such Shelf Take-Down as shall be reasonably practicable in light of the circumstances applicable to such Shelf Take-Down but no less than three (3) Business Days prior to such Shelf Take-Down, which Shelf Take-Down Notice shall set forth (A) the total number of Registrable Securities expected to be offered and sold in such Shelf Take-Down, (B) the expected plan of distribution of such Shelf Take-Down and (C) an invitation to the other Shelf Holders to elect to include in the Shelf Take-Down the Registrable Securities held by such other Shelf Holders (but subject to Section 2.5(b) and Section 2.7) and (D) the action or actions required (including the timing thereof) in connection with such Shelf Take-Down with respect to the other Shelf Holders if any such Shelf Holder elects to exercise such right.

(iv)         Upon delivery of a Shelf Take-Down Notice, the other Shelf Holders may elect to sell Registrable Securities in such Shelf Take-Down, at the same price per Registrable Security and pursuant to the same terms and conditions with respect to payment for the Registrable Securities as agreed to by the initiating Shelf Holder (and, if applicable, co-initiating Shelf Holders), by sending an irrevocable written notice to the initiating Shelf Holder, indicating its election to participate in the Shelf Take-Down and the total number of its Registrable Securities to include in the Shelf Take-Down (but, in all cases, subject to Section 2.5(b) and Section 2.7).

(v)          Notwithstanding the delivery of any Underwritten Shelf Take-Down Notice, all determinations as to whether to complete any Underwritten Shelf Take-Down and as to the timing, manner, price and other terms of any Underwritten Shelf Take-Down shall be at the discretion of the Shelf Holder (or, if there are co-initiating Shelf Holders, the Holders of a majority of the Registrable Securities under such Underwritten Shelf Take-down Notice) initiating the Underwritten Shelf Take-Down.

(d)            Non-Marketed Shelf Take-Downs. If a Shelf Holder desires to effect a Shelf Take-Down that does not constitute an Underwritten Shelf Take-Down (a “Non-Marketed Shelf Take-Down”) and if such Non-Marketed Shelf Take-Down requires reasonable actions to be taken by the Company, such Shelf Holder shall so indicate in a written request delivered to the Company no later than three Business Days prior to the expected date of such Non-Marketed Shelf Take-Down (or such shorter period as the Company may agree), which request shall include (i) the aggregate number and class or classes of Registrable Securities expected to be offered and sold in such Non-Marketed Shelf Take-Down, (ii) the expected plan of distribution of such Non-Marketed Shelf Take-Down and (iii) the action or actions required (including the timing thereof) in connection with such Non-Marketed Shelf Take-Down, and, if necessary, the Company shall use its reasonable best efforts to file and effect an amendment or supplement to its Shelf Registration Statement (including the filing of a Prospectus supplement with respect to such Non-Marketed Shelf Take-Down) for such purpose as soon as practicable.

(e)            Continued Effectiveness. The Company shall use its reasonable best efforts to keep the Shelf Registration Statement filed pursuant to Section 2.2(a) hereof continuously effective under the Securities Act, including by filing a new Shelf Registration Statement if necessary, in order to permit the Prospectus (or any Prospectus supplement) forming a part thereof to be usable by a Shelf Holder until the earlier of (i) the date as of which all Registrable Securities registered by such Shelf Registration Statement have been sold and (ii) such shorter period as Shelf Holders holding a majority of the Registrable Securities may reasonably determine.

Section 2.3            Deferral or Suspension of Registration. If (a) the Company receives a Demand Notice, a request to file (or confidentially submit) a Shelf Registration Statement, or a written request from a Shelf Holder for a Shelf Take-Down, or at any time prior to the Initial Public Offering, and the Board, in its good faith judgment and after consultation with external counsel to the Company, determines that it would be materially adverse to the Company for such Registration Statement to be filed (or confidentially submitted) or declared effective on or before the date such filing or effectiveness would otherwise be required hereunder, or for such Registration Statement or Prospectus included therein to be used to sell Shares or for such Shelf Take-Down to be effected, because such action would: (i) materially interfere with a significant acquisition, corporate reorganization, financing, securities offering or other similar transaction involving the Company; (ii) based on the advice of the Company’s outside counsel, require disclosure of material non-public information that the Company has a bona fide business purpose for preserving as confidential; or (iii) render the Company unable to comply with requirements under the Securities Act or the Exchange Act, or (b) the Company is subject to a Commission stop order suspending the effectiveness of any Registration Statement or the initiation of proceedings with respect to such Registration Statement under Section 8(d) or 8(e) of the Securities Act, then the Company shall have the right to defer such filing (but not the preparation), initial effectiveness or continued use of a Registration Statement and the Prospectus included therein for a period of not more than 60 days (or such longer period as the Requesting Holder or Shelf Holder, as applicable, may determine). If the Company shall so postpone the filing or initial effectiveness of a Registration Statement with respect to a Demand Notice and if the Requesting Holder within 30 days after receipt of the notice of postponement advises the Company in writing that it has determined to withdraw such Demand Notice, then such Demand Registration shall be deemed to be withdrawn. Unless consented to in writing by the Holders, the Company shall not use the deferral or suspension rights provided under this Section 2.3 (x) more than once in any 12-month period (except that the Company shall be able to use this right more than once in any 12-month period if the Company is exercising such right during the 15-day period prior to the Company’s regularly scheduled quarterly earnings announcement and the total number of days of postponement in such 12-month period does not exceed 120 days) or (y) except as contemplated in the parenthetical in (x) immediately above, in the aggregate for more than 90 days in any 12-month period. In the event of any deferral or suspension pursuant to this Section 2.3, the Company shall (i) use its reasonable best efforts to keep the Requesting Holder or Shelf Holders, as applicable, apprised of the estimated length of the anticipated delay; and (ii) notify the Requesting Holder or Shelf Holders, as applicable, promptly upon termination of the deferral or suspension. After the expiration of the deferral or suspension period and without any further request from the Requesting Holder or Shelf Holders, as applicable, to the extent such Requesting Holder has not withdrawn the Demand Notice, if applicable, the Company shall as promptly as reasonably practicable prepare and file (or confidentially submit) a Registration Statement or post-effective amendment or supplement to the applicable Registration Statement or document, or file any other required document, as applicable, so that, as thereafter delivered to purchasers of the Registrable Securities included therein, the Prospectus will not include a material misstatement or omission and will be effective and useable for the sale of Registrable Securities.

Section 2.4             Effective Registration Statement. A registration requested pursuant to this Article II shall not be deemed to have been effected:

(a)            unless a registration statement with respect thereto has been declared effective by the Commission and remains effective in compliance with the provisions of the Securities Act and the laws of any U.S. state or other jurisdiction applicable to the disposition of Registrable Securities covered by such registration statement for not less than 180 days (or such shorter period as will terminate when all of such Registrable Securities shall have been disposed of in accordance with such registration statement) or, if such registration statement relates to an underwritten offering, such longer period as, in the opinion of external counsel for the Company, a prospectus is required by law to be delivered in connection with sales of Registrable Securities by an underwriter or dealer;

(b)            if, after it becomes effective, such registration is interfered with by any stop order, injunction or other order or requirement of the Commission or other governmental authority or court for any reason other than a violation of applicable law solely by any Selling Investor and has not thereafter become effective; or

(c)            if, in the case of an Underwritten Offering, the conditions to closing specified in an underwriting agreement applicable to the Company are not satisfied or waived other than by reason of any breach or failure by any Selling Investor.

Section 2.5            Selection of Underwriters; Cutback.

(a)            Selection of Underwriters. If a Requesting Holder intends to offer and sell the Registrable Securities covered by its request under this Article II by means of an Underwritten Offering, such Requesting Holder shall, in reasonable consultation with other participating Holders and in the final determination of the Holders of a majority of the Registrable Securities under such Underwritten Offering, select the managing underwriter or underwriters to administer such offering, which managing underwriter or underwriters shall be investment banking firms of nationally recognized standing and shall be reasonably acceptable to the Company, such acceptance not to be unreasonably withheld, conditioned or delayed. If a Shelf Holder intends to offer and sell the Registrable Securities covered by its request under this Article II by means of an Underwritten Shelf Take-Down, the participating Shelf Holder shall select, in reasonable consultation with other Holders of a majority of the Registrable Securities under such Underwritten Offering, the managing underwriter or underwriters to administer such offering, which managing underwriter or underwriters shall be investment banking firms of nationally recognized standing and shall be reasonably acceptable to the Company, such acceptance not to be unreasonably withheld, conditioned or delayed.

(b)            Underwriter’s Cutback. Notwithstanding any other provision of this Article II or Section 3.1, if the managing underwriter or underwriters of an Underwritten Offering in connection with a Demand Registration or a Shelf Registration advise the Company in their good faith opinion that the inclusion of all such Registrable Securities proposed to be included in the Registration Statement or such Underwritten Offering would be reasonably likely to interfere with the successful marketing, including, but not limited to, the pricing, timing or distribution, of the Registrable Securities to be offered thereby or in such Underwritten Offering, and no Holder has delivered a Piggyback Notice with respect to such Underwritten Offering, then the number of Shares proposed to be included in such Registration Statement or Underwritten Offering shall be allocated among the Company, the Selling Investors and all other Persons selling Shares in such Underwritten Offering in the following order:

(i)            first, the Registrable Securities of the class or classes proposed to be registered held by the Holder that initiated (or co-initiated) such Demand Registration, Shelf Registration or Underwritten Offering and the Registrable Securities of the same class or classes (or convertible at the Holder’s option into such class or classes) held by other Holders requested to be included in such Demand Registration, Shelf Registration or Underwritten Offering (pro rata among the respective Holders of such Registrable Securities in proportion, as nearly as practicable, to the amounts of Registrable Securities requested to be included in such registration by each such Holder at the time of such Demand Registration, Shelf Registration or Underwritten Offering);

(ii)            second, all other securities of the same class or classes (or convertible at the holder’s option into such class or classes) requested to be included in such Demand Registration, Shelf Registration or Underwritten Offering other than securities to be sold by the Company; and

(iii)            third, the securities of the same class or classes to be sold by the Company.

No Registrable Securities excluded from the underwriting by reason of the underwriter’s marketing limitation shall be included in such registration or offering. If the underwriter has not limited the number of Registrable Securities to be underwritten, the Company may include securities for its own account (or for the account of any other Persons) in such registration if the underwriter so agrees and if the number of Registrable Securities would not thereby be limited.

Section 2.6             Lock-up.

(a)            If requested by the managing underwriters in connection with any Underwritten Offering, each Holder (i) who beneficially owns 5.0% or more of the outstanding Shares or (ii) who is a natural person and serving as a director or executive officer of the Company shall agree to be bound by customary lock-up agreements providing that such Holder shall not, directly or indirectly, effect any Transfer (including sales pursuant to Rule 144) of any such Shares without prior written consent from the underwriters managing such Underwritten Offering during a period beginning on the date of launch of such Underwritten Offering and ending up to 90 days from and including the date of pricing or such shorter period as reasonably requested by the underwriters managing such Underwritten Offering (the “Lock-Up Period”); provided that (A) the foregoing shall not apply to any Shares that are offered for sale as part of such Underwritten Offering, (B) such Lock-Up Period shall be no longer than and on substantially the same terms as the lock-up period applicable to the Company and the executive officers and directors of the Company and (C) such Lock-Up Period shall not commence unless the Company notifies the Holders in writing prior to the commencement of the Lock-Up Period. Each such Holder agrees to execute a customary lock-up agreement in favor of the underwriters to such effect. The provisions of this Section 2.6(a) will no longer apply to a Holder if (x) such Holder ceases to hold any Shares or (y) except in the case of any Holder who is a current director or executive officer of the Company, such Holder beneficially owns less than 5.0% of the outstanding Shares.

(b)            Nothing in Section 2.6(a) shall prevent: (i) any Holder that is a partnership, limited liability company or corporation from (A) making a distribution of Shares to the partners, members or stockholders thereof or (B) Transferring Shares to an Affiliate of such Holder; (ii) any Holder who is an individual from Transferring Shares to (A) an individual by will or the laws of descent or distribution or by gift without consideration of any kind or (B) a trust or estate planning-related entity for the sole benefit of such Holder or a lineal descendant or antecedent or spouse; (iii) any Holder from (A) pledging, hypothecating or otherwise granting a security interest in Shares or securities convertible into or exchangeable for Shares to one or more lending institutions as collateral or security for any loan, advance or extension of credit and any transfer upon foreclosure upon such Shares or such securities or (B) Transferring Shares pursuant to a final non-appealable order of a court or regulatory agency or (iv) any Holder from Transferring Shares in a manner that was permitted under, but subject to the conditions described in, the lock-ups entered into in connection with the Company’s Underwritten Offering; provided that, in the case of clauses (i), (ii), (iii) and (iv), such Transfer is otherwise in compliance with applicable securities laws; provided, further, that, in the case of clause (i), clause (ii) and, if applicable, clause (iv), each such Transferee agrees in writing to become subject to the terms of this Agreement by executing an Adoption Agreement and agrees to be bound by the applicable underwriter lock-up.

Section 2.7             Participation in Underwritten Offering; Information by Holder. No Holder may participate in an Underwritten Offering hereunder unless such Holder (a) agrees to sell such Holder’s Shares on the basis provided in any underwriting arrangements, and in accordance with the terms and provisions of this Agreement, including any lock-up arrangements, and (b) completes and executes all questionnaires, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements. In addition, the Holders shall furnish to the Company such information regarding such Holder or Holders and the distribution proposed by such Holders, as applicable, as the Company may reasonably request in writing and as shall be required in connection with any registration, qualification or compliance referred to in this Article II. Nothing in this Section 2.7 shall be construed to create any additional rights regarding the registration of Shares in any Person otherwise than as set forth herein.

Section 2.8             Registration Expenses. All expenses incident to the Company’s performance of or compliance with this Agreement, including without limitation (i) all registration and filing fees, and any other fees and expenses associated with filings required to be made with any stock exchange, the Commission and FINRA (including, if applicable, the reasonable fees and expenses of any “qualified independent underwriter” and its counsel as may be required by the rules and regulations of FINRA), (ii) all fees and expenses of compliance with state securities or blue sky laws (including fees and disbursements of counsel for the underwriters or Selling Investors in connection with blue sky qualifications of the Shares and determination of their eligibility for investment under the laws of such jurisdictions as the managing underwriters or the Demand Holders may designate), (iii) all printing and related messenger and delivery expenses (including expenses of printing certificates for the Shares in a form eligible for deposit with The Depository Trust Company and of printing prospectuses, all fees and disbursements of counsel for the Company and of all independent certified public accountants of the Company and its Subsidiaries (including the expenses of any special audit and “cold comfort” letters required by or incident to such performance), (iv) all fees and expenses incurred in connection with the listing of the Shares on any securities exchange and all rating agency fees, (v) all reasonable fees and documented out-of-pocket disbursements of a single Selling Investors’ Counsel or, if no Demand Holders’ Registrable Securities are included in a Piggyback Registration or Shelf Registration, a single legal counsel chosen by the Holders of a majority of the Registrable Securities included in such Piggyback Registration or Shelf Registration, as applicable, (vi) all reasonable fees and documented out-of-pocket disbursements of underwriters customarily paid by the issuer or sellers of securities, including expenses of any special experts retained, if required, in connection with the requested registration (excluding underwriting discounts and commissions and transfer taxes, if any, and fees and disbursements of counsel to underwriters, (other than such fees and disbursements incurred in connection with any registration or qualification of Shares under the securities or blue sky laws of any state)), (vii) Securities Act liability insurance or similar insurance if the Company or the underwriters so require in accordance with then-customary underwriting practice, and (vii) fees and expenses of other Persons retained by the Company, and for any Demand Holder, any other reasonable expenses customarily paid by the issuers of securities, including reasonable and documented legal fees and expenses for such Demand Holder’s legal counsel if other than the legal counsel selected by the Holders in (v) above, will be borne by the Company, regardless of whether the Registration Statement becomes effective (or such offering is completed) and whether or not all or any portion of the Registrable Securities originally requested to be included in such registration are ultimately included in such registration; provided, however, that (x) any underwriting discounts, commissions or fees in connection with the sale of the Registrable Securities will be borne by the Holders pro rata on the basis of the number of Shares so registered and sold, (y) transfer taxes with respect to the sale of Registrable Securities will be borne by the Holder of such Registrable Securities and (z) the fees and expenses of any other counsel, accountants or other persons retained or employed by any Holder will be borne by such Holder.

Article III

Piggyback Registration

Section 3.1             Notices.

(a)            If the Company at any time proposes for any reason to register the sale of a class or classes of Shares under the Securities Act (other than a registration on Form S-4 or Form S-8, or any successor of either such form, or a registration relating solely to the offer and sale to the Company’s directors or employees pursuant to any employee equity plan or other employee benefit plan or arrangement or a registration relating to its initial public offering) whether or not Shares are to be sold by the Company or otherwise, and whether or not in connection with any Demand Registration pursuant to Section 2.1, any Shelf Registration pursuant to Section 2.2 or any other agreement (such registration, a “Piggyback Registration”), the Company shall give to each Holder holding Shares of the same class or classes proposed to be registered (or convertible at the Holder’s option into such class or classes) eligible to participate in such Piggyback Registration written notice of its intention to so register the Shares (i) in the case of a “bought deal,” “registered direct offering” or “overnight transaction” (a “Bought Deal”), at least ten Business Days, or (ii) otherwise at least five Business Days (or such shorter period as reasonably practical) prior to the expected date of filing of such Registration Statement or amendment thereto in which the Company first intends to identify the selling stockholders and the number of Registrable Securities to be sold (each such notice, an “Initial Notice”). The Company shall, subject to the provisions of Section 3.2 and Section 3.3 below, use its reasonable best efforts to include in such Piggyback Registration on the same terms and conditions as the securities otherwise being sold, all Registrable Securities of the same class or classes as the Shares proposed to be registered (or convertible at the Holder’s option into such class or classes) with respect to which the Company has received written requests from Holders for inclusion therein within the time period specified by the Company in the applicable Initial Notice, which time period shall be (x) in the case of a Bought Deal, not less than ten Business Days, or (y) otherwise, not less than five (5) Business Days after sending the applicable Initial Notice (each such written request, a “Piggyback Notice”), which Piggyback Notice shall specify the number of Shares proposed to be included in the Piggyback Registration.

(b)            If a Holder does not deliver a Piggyback Notice within the period specified in Section 3.1(a), such Holder shall be deemed to have irrevocably waived any and all rights under this Article III with respect to such registration (but not with respect to future registrations in accordance with this Article III).

(c)            No registration effected under this Section 3.1 shall relieve the Company of its obligation to effect any registration upon request under Section 2.1 or Section 2.2 hereof, and no registration effected pursuant to this Section 3.1 shall be deemed to have been effected pursuant to Section 2.1 or Section 2.2 hereof. The Initial Notice, the Piggyback Notice and the contents thereof shall be kept confidential until the public filing of the Registration Statement.

Section 3.2             Underwriter’s Cutback. If the managing underwriter of an Underwritten Offering (including an offering pursuant to Section 2.1 or Section 2.2) that includes a Piggyback Registration advises the Company that it is the managing underwriter’s good faith opinion that the inclusion of all such Registrable Securities proposed to be included in the Registration Statement for such Underwritten Offering would be reasonably likely to interfere with the successful marketing, including, but not limited to, the pricing, timing or distribution, of the Registrable Securities to be offered thereby, then the number of Shares proposed to be included in such Underwritten Offering shall be allocated among the Company, the Selling Investors and all other Persons selling Shares in such Underwritten Offering in the following order:

(a)            If the Piggyback Registration referred to in Section 3.1 is initiated as an underwritten primary registration on behalf of the Company, then, with respect to each class proposed to be registered:

(i)            first, the Shares held by the Company of the class or classes proposed to be registered that the Company proposes to sell, as applicable;

(ii)           second, all Registrable Securities of the same class or classes (or convertible at the Holder’s option into such class or classes) held by Holders requested to be included in such Piggyback Registration (pro rata among the respective Holders of such Registrable Securities in proportion, as nearly as practicable, to the amounts of Registrable Securities requested to be included in such registration by each such Holder at the time of such Piggyback Registration); and

(iii)          third, all other securities of the same class or classes (or convertible at the Holder’s option into such class or classes) requested to be included in such Piggyback Registration.

(b)            if the Piggyback Registration referred to in Section 3.1 is an underwritten secondary registration on behalf of any Holder, then, with respect to each class proposed to be registered:

(i)            first, the Registrable Securities of the class or classes proposed to be registered held by such Holder and the Registrable Securities of the same class or classes (or convertible at the Holder’s option into such class or classes) held by other Holders requested to be included in such Piggyback Registration (pro rata among the respective Holders of such Registrable Securities in proportion, as nearly as practicable, to the amounts of Registrable Securities requested to be included in such registration by each such Holder at the time of such Piggyback Registration);

(ii)           second, all other securities of the same class or classes (or convertible at the holder’s option into such class or classes) requested to be included in such Piggyback Registration other than Shares to be sold by the Company; and

(iii)            third, the Shares of the same class or classes to be sold by the Company.

(c)            if the Piggyback Registration referred to in Section 3.1 is an underwritten secondary registration on behalf of any holder of Shares other than a Holder, then, with respect to each class proposed to be registered:

(i)            first, the Registrable Securities of the class or classes proposed to be registered held by such holder;

(ii)           second, the Registrable Securities of the same class or classes (or convertible at the Holder’s option into such class or classes) held by Holders requested to be included in such Piggyback Registration (pro rata among the respective Holders of such Registrable Securities in proportion, as nearly as practicable, to the amounts of Registrable Securities requested to be included in such registration by each such Holder at the time of such Piggyback Registration);

(iii)          third, all other securities of the same class or classes (or convertible at the holder’s option into such class or classes) requested to be included in such Piggyback Registration other than Shares to be sold by the Company; and

(iv)          fourth, the Shares of the same class or classes to be sold by the Company.

Section 3.3            Company Control. Except for a Registration Statement being filed in connection with the exercise of a Demand Right or a Shelf Registration, the Company may decline to file a Registration Statement after an Initial Notice has been given or after receipt by the Company of a Piggyback Notice, and the Company may withdraw a Registration Statement after filing and after such Initial Notice or Piggyback Notice, but prior to the effectiveness of the Registration Statement, provided that (i) the Company shall promptly notify the Selling Investors in writing of any such action and (ii) nothing in this Section 3.3 shall prejudice the right of any Demand Holder to immediately request that such registration be effected as a registration under Section 2.1 or Section 2.2 to the extent permitted thereunder.

Section 3.4            Selection of Underwriters. If the Company intends to offer and sell Shares by means of an Underwritten Offering (other than an offering pursuant to Section 2.1 or Section 2.2), the Company shall select the managing underwriter or underwriters to administer such Underwritten Offering, which managing underwriter or underwriters shall be investment banking firms of nationally recognized standing.

Section 3.5            Withdrawal of Registration. Any Holder shall have the right to withdraw all or a part of its Piggyback Notice by giving written notice to the Company of such withdrawal at least five (5) Business Days prior to the earliest of (i) effectiveness of the applicable Registration Statement, (ii) the filing of any Registration Statement relating to such Piggyback Registration that includes a price range or (iii) commencement of a “roadshow” relating to the Registration Statement for such Piggyback Registration.

Article IV

Registration Procedures

Section 4.1             Registration Procedures. If and whenever the Company is under an obligation pursuant to the provisions of this Agreement to use its reasonable best efforts to effect the registration of any Registrable Securities, the Company shall, as expeditiously as practicable:

(a)            in the case of Registrable Securities, use its reasonable best efforts to cause a Registration Statement that registers such Registrable Securities to become and remain effective for a period of 180 days or, if earlier, until all of such Registrable Securities covered thereby have been disposed of; provided, that, in the case of any registration of Registrable Securities on a Shelf Registration Statement which are intended to be offered on a continuous or delayed basis, such 180-day period shall be extended, if necessary, to keep the registration statement continuously effective, supplemented and amended, including by filing a new Registration Statement, to the extent necessary to ensure that it is available for sales of such Registrable Securities, and to ensure that it conforms with the requirements of this Agreement, the Securities Act and the policies, rules and regulations of the Commission as announced from time to time, until the earlier of when (i) the Holders have sold all of such Registrable Securities and (ii) all of such Registrable Securities have become eligible for immediate sale pursuant to Rule 144 under the Securities Act by the Holder thereof without restriction by the manner of sale, volume and other limitations under such rule;

(b)            furnish to each Selling Investor, at least ten (10) Business Days before filing a Registration Statement, or such shorter period as reasonably practical, copies of such Registration Statement or any amendments or supplements thereto, which documents shall be subject to the review, comment and approval by one lead counsel (and any reasonably necessary local counsel) selected by the Holders who beneficially own a majority of such Registrable Securities, which counsel (who may also be counsel to the Company), in each case, shall be subject to the reasonable approval of each Demand Holder whose Registrable Securities are included in such registration, and who shall represent all Selling Investors as a group (the “Selling Investors’ Counsel”) (it being understood that such ten (10) Business Day period need not apply to successive drafts of the same document proposed to be filed so long as such successive drafts are supplied to the Selling Investors’ Counsel in advance of the proposed filing by a period of time that is customary and reasonable under the circumstances);

(c)            furnish to each Selling Investor and each underwriter, if any, such number of copies of final conformed versions of the applicable registration statement and of each amendment and supplement thereto (in each case including all exhibits and any documents incorporated by reference) reasonably requested by such Selling Investor or underwriter in writing;

(d)            in the case of Registrable Securities, prepare and file with the Commission such amendments, including post-effective amendments, and supplements to such Registration Statement and the applicable Prospectus or Prospectus supplement, including any free writing prospectus as defined in Rule 405 under the Securities Act, used in connection therewith as may be (i) reasonably requested by any Holder (to the extent such request relates to information relating to such Holder), or (ii) necessary to keep such Registration Statement effective for at least the period specified in Section 4.1(a) and to comply with the provisions of this Agreement and the Securities Act with respect to the sale or other disposition of such Registrable Securities, and furnish to each Selling Investor and to the managing underwriter(s), if any, within a reasonable period of time prior to the filing thereof a copy of any amendment or supplement to such Registration Statement or Prospectus; provided, however, that, with respect to each free writing prospectus or other materials to be delivered to purchasers at the time of sale of the Registrable Securities, the Company shall (i) ensure that no Registrable Securities are sold “by means of” (as defined in Rule 159A(b) under the Securities Act) such free writing prospectus or other materials without the prior written consent of the sellers of the Registrable Securities, which free writing prospectus or other materials shall be subject to the review of counsel to such sellers and (ii) make all required filings of all free writing prospectuses or other materials with the Commission as are required;

(e)            notify in writing each Holder promptly (i) of the receipt by the Company of any notification with respect to any comments by the Commission with respect to such Registration Statement or any amendment or supplement thereto or any request by the Commission for the amending or supplementing thereof or for additional information with respect thereto, (ii) of the receipt by the Company of any notification with respect to the issuance by the Commission of any stop order suspending the effectiveness of such Registration Statement or any amendment or supplement thereto or the initiation or threatening of any proceeding for that purpose and (iii) of the receipt by the Company of any notification with respect to the suspension of the qualification of such Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purposes and, in any such case as promptly as reasonably practicable thereafter, prepare and file an amendment or supplement to such Registration Statement or Prospectus which will correct such statement or omission or effect such compliance;

(f)            use its reasonable best efforts to register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions as the Holders reasonably request and do any and all other acts and things which may be reasonably necessary or advisable to enable such Holders to consummate their disposition in such jurisdictions; provided, however, that the Company will not be required to qualify generally to do business, subject itself to general taxation or consent to general service of process in any jurisdiction where it would not otherwise be required to do so but for this Section 4.1(f);

(g)            furnish to each Selling Investor such number of copies of a summary Prospectus or other prospectus, including a preliminary prospectus and any other prospectus filed under Rule 424 under the Securities Act, in conformity with the requirements of the Securities Act, and such other documents as such Selling Investors or any underwriter may reasonably request in writing;

(h)            notify on a timely basis each Holder of such Registrable Securities at any time when a prospectus relating to such Registrable Securities is required to be delivered under the Securities Act, of the happening of any event as a result of which the Prospectus included in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing and, at the request of such Holder, as soon as practicable prepare, file with the Commission and furnish to such Holder a reasonable number of copies of a supplement to or an amendment of such Prospectus as may be necessary so that, as thereafter delivered to the offeree of such securities, such Prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

(i)            make available for inspection by the Selling Investors, the Selling Investors’ Counsel or any underwriter participating in any disposition pursuant to such Registration Statement and any attorney, accountant or other agent retained by any such Selling Investor or underwriter (collectively, the “Inspectors”), all pertinent financial and other records, pertinent corporate documents and properties of the Company (collectively, the “Records”), as shall be necessary to enable them to exercise their due diligence responsibility, and cause the Company’s officers, directors and employees to supply all information (together with the Records, the “Information”) requested by any such Inspector in connection with such Registration Statement and request that the independent public accountants who have certified the Company’s financial statements make themselves available, at reasonable times and for reasonable periods, to discuss the business of the Company. Any of the Information which the Company determines in good faith and upon consultation with external counsel to be confidential, and of which determination the Inspectors are so notified, shall not be disclosed by the Inspectors unless (i) the disclosure of such Information is necessary to avoid or correct a misstatement or omission in the Registration Statement, (ii) the release of such Information is requested or required pursuant to a subpoena, order from a court of competent jurisdiction or other interrogatory by a governmental entity or similar process; (iii) such Information has been made generally available to the public; or (iv) such Information is or becomes available to such Inspector on a non-confidential basis other than through the breach of an obligation of confidentiality (contractual or otherwise). The Holder(s) of Registrable Securities agree that they will, upon learning that disclosure of such Information is sought in a court of competent jurisdiction or by another governmental entity, give notice to the Company and allow the Company, at the Company’s expense, to undertake appropriate action to prevent disclosure of the Information deemed confidential;

(j)            in the case of an Underwritten Offering, deliver to the underwriters of such Underwritten Offering a “comfort” letter in customary form and at customary times and covering matters of the type customarily covered by such comfort letters from its independent certified public accountants;

(k)            in the case of an Underwritten Offering, deliver to the underwriters of such Underwritten Offering a written and signed legal opinion or opinions in customary form from its outside or in-house legal counsel dated the closing date of the Underwritten Offering;

(l)            provide a transfer agent and registrar (which may be the same entity and which may be the Company) for such Registrable Securities and deliver to such transfer agent and registrar such customary forms, legal opinions from its outside or in-house legal counsel, agreements and other documentation as such transfer agent and/or registrar so request;

(m)          issue to any underwriter to which any Selling Investors may sell Registrable Securities in such offering certificates evidencing such Registrable Securities;

(n)           upon the request of any Holder of the Registrable Securities included in such registration, use reasonable best efforts to cause such Registrable Securities to be listed on any national securities exchange on which any Shares are listed or, if the Shares are not listed on a national securities exchange, use its reasonable best efforts to qualify such Registrable Securities for inclusion on such national securities exchange as the Company shall designate;

(o)            otherwise use its reasonable best efforts to comply with all applicable rules and regulations of the Commission and make available to its security holders, as soon as reasonably practicable, earnings statements (which need not be audited) covering a period of 12 months beginning within three months after the effective date of the Registration Statement, which earnings statements shall satisfy the provisions of Section 11(a) of the Securities Act;

(p)           notify the Holders and the lead underwriter or underwriters, if any, and (if requested) confirm such advice in writing, as promptly as reasonably practicable after notice thereof is received by the Company when the applicable Registration Statement or any amendment thereto has been filed or becomes effective and when the applicable Prospectus or any amendment or supplement thereto has been filed;

(q)           use its reasonable best efforts to prevent the entry of, and use its reasonable best efforts to obtain as promptly as reasonably practicable the withdrawal of, any stop order with respect to the applicable Registration Statement or other order suspending the use of any preliminary or final Prospectus;

(r)            promptly incorporate in a prospectus supplement or post-effective amendment to the applicable Registration Statement such information as the lead underwriter or underwriters, if any, and each Selling Investor agree should be included therein relating to the plan of distribution with respect to such class of Registrable Securities, which may include disposition of Registrable Securities by all lawful means, including firm-commitment underwritten public offerings, block trades, agented transactions, sales directly into the market, purchases or sales by brokers, derivative transactions, short sales, stock loan or stock pledge transactions and sales not involving a public offering; and make all required filings of such prospectus supplement or post-effective amendment as promptly as reasonably practicable after being notified of the matters to be incorporated in such prospectus supplement or post-effective amendment;

(s)           cooperate with each Holder and each underwriter or agent, if any, participating in the disposition of such Registrable Securities and their respective counsel in connection with any filings required to be made with FINRA;

(t)            provide a CUSIP number or numbers for all such shares, in each case not later than the effective date of the applicable registration statement;

(u)           to the extent reasonably requested by the lead or managing underwriters in connection with an Underwritten Offering (including an Underwritten Offering pursuant to Section 2.1 or Section 2.2 ) make appropriate officers of the Company available to attend by electronic means any “roadshows” scheduled in connection with any such Underwritten Offering, with all out of pocket costs and expenses incurred by the Company or such officers in connection with such attendance to be paid by the Company;

(v)           enter into such agreements (including an underwriting agreement in customary form) and take such other actions as the Selling Investor or Selling Investors, as the case may be, owning at least a majority of the Registrable Securities covered by any applicable Registration Statement shall reasonably request in order to expedite or facilitate the disposition of such Registrable Securities, including customary indemnification and contribution to the effect and to the extent provided in Article V hereof, provided, however, that if a Holder becomes a party to any underwriting agreement or related documents, the Holder shall not be required in any such underwriting agreement or related documents to make any representations or warranties to or agreements with the Company or the underwriters other than customary representations, warranties or agreements regarding such Holder’s title to Registrable Securities and any written information provided by the Holder to the Company expressly for inclusion in the related Registration Statement, and the liability of any Holder under the underwriting agreement shall be several and not joint and in no event shall the liability of any Holder under the underwriting agreement be greater in amount than the dollar amount of the proceeds received by such Holder under the sale of the Registrable Securities pursuant to such underwriting agreement (net of underwriting discounts and commissions);

(w)          upon request, promptly and no more than two (2) Business Days following any request, remove all legends on such Holder's Registrable Securities relating to the restrictions on resale in connection with the sale of such Registrable Securities pursuant to an effective registration statement; and

(x)           subject to all the other provisions of this Agreement, use its reasonable best efforts to take all other steps necessary to effect the registration, marketing and sale of such Registrable Securities contemplated hereby.

Article V

Indemnification

Section 5.1          Indemnification by the Company. The Company agrees to indemnify and hold harmless, to the full extent permitted by law, each Holder, its Affiliates and its and their respective officers, directors, managers, partners, direct or indirect or current or future equity financing sources, members and representatives, and each of their respective successors and assigns, against any losses, claims, damages, liabilities and expenses caused by any violation by the Company of the Securities Act or the Exchange Act applicable to the Company and relating to action or inaction required of the Company in connection with the registration contemplated by a Registration Statement or any untrue or alleged untrue statement of a material fact contained in any Registration Statement, Prospectus, or preliminary Prospectus or any amendment thereof or supplement thereto, or any other disclosure document (including reports and other documents filed under the Exchange Act and any document incorporated by reference therein) or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same was made in reliance on and in conformity with any information furnished in writing to the Company by such Holder expressly for use therein; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Registration Statement, Prospectus, or preliminary Prospectus or any amendment thereof or supplement thereto in reliance upon and in conformity with information furnished to the Company in writing by the Person asserting such loss, claim, damage, liability or expense specifically for use therein. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of any such Person and shall survive the transfer of such securities. The Company will also indemnify underwriters, selling brokers, dealer managers and similar securities industry professionals participating in the distribution, their officers and directors and each Person who Controls such Persons to the same extent as provided above with respect to the indemnification of the Holder, if requested.

Section 5.2          Indemnification by Selling Investors. Each Selling Investor agrees to indemnify and hold harmless, to the full extent permitted by law, the Company, the Company’s Controlled Affiliates and their respective directors, managers, partners, members and representatives, and each of their respective successors and assigns, and each Person who Controls the Company against any losses, claims, damages or liabilities and expenses caused by any untrue or alleged untrue statement of a material fact contained in any Registration Statement, Prospectus, or preliminary Prospectus or any amendment thereof or supplement thereto or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, to the extent, but only to the extent, that such untrue statement or omission was made in reliance on and in conformity with any information furnished in writing by such Selling Investor to the Company expressly for inclusion in such Registration Statement and has not been corrected in a subsequent writing prior to or concurrently with the sale of the Registrable Securities to the Person asserting such loss, claim, damage, liability or expense; provided that the obligation to indemnify shall be several, not joint and several, for each Selling Investor and in no event shall the liability of any Selling Investor hereunder be greater in amount than the dollar amount of the net proceeds received by such Selling Investor upon the sale of the Registrable Securities giving rise to such indemnification obligation.

Section 5.3          Conduct of Indemnification Proceedings. Any Person entitled to indemnification hereunder will (i) give prompt (but in any event within 30 days after such Person has actual knowledge of the facts constituting the basis for indemnification) written notice to the indemnifying party of any claim with respect to which it seeks indemnification and (ii) permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party; provided, however, that any delay or failure to so notify the indemnifying party shall relieve the indemnifying party of its obligations hereunder only to the extent, if at all, that it is prejudiced by reason of such delay or failure. Any Person entitled to indemnification hereunder shall have the right to select and employ separate counsel and to participate in the defense of such claim, but the fees and expenses of such counsel shall be at the expense of such Person unless (a) the indemnifying party has agreed in writing to pay such fees or expenses, (b) the indemnifying party shall have failed to assume the defense of such claim within a reasonable time after receipt of notice of such claim from the Person entitled to indemnification hereunder and employ counsel reasonably satisfactory to such Person, (c) the indemnified party has reasonably concluded, based on the advice of counsel, that there may be legal defenses available to it or other indemnified parties that are different from or in addition to those available to the indemnifying party or (d) in the reasonable judgment of any such Person, based upon advice of counsel, a conflict of interest may exist between such Person and the indemnifying party with respect to such claims (in which case, if such Person notifies the indemnifying party in writing that such Person elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such claim on behalf of such Person). If such defense is not assumed by the indemnifying party, the indemnifying party will not be subject to any liability for any settlement made without its consent (but such consent will not be unreasonably withheld, conditioned or delayed). No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action or claim in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party unless such settlement includes (i) an unconditional release of such indemnified party from all liability on any claims that are the subject matter of such action, (ii) does not include a statement as to or an admission of fault, culpability or failure to act by or on behalf of any indemnified party and (iii) does not commit any indemnified party to take, or hold back from taking, any action. No indemnified party shall, without the written consent of the indemnifying party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder, and no indemnifying party shall be liable for any settlement or compromise of, or consent to the entry of judgment with respect to, any such action or claim effected without its consent, in each case which consent shall not be unreasonably withheld.

Section 5.4          Settlement Offers. Whenever the indemnified party or the indemnifying party receives a firm offer to settle a claim for which indemnification is sought hereunder, it shall promptly notify the other of such offer. If the indemnifying party refuses to accept such offer within 20 Business Days after receipt of such offer (or of notice thereof), such claim shall continue to be contested and, if such claim is within the scope of the indemnifying party’s indemnity contained herein, the indemnified party shall be indemnified pursuant to the terms hereof. An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim in any one jurisdiction, unless in the written opinion of counsel to the indemnified party, reasonably satisfactory to the indemnifying party, use of one counsel would be expected to give rise to a conflict of interest between such indemnified party and any other of such indemnified parties with respect to such claim, in which event the indemnifying party shall be obligated to pay the fees and expenses of one additional counsel.

Section 5.5          Other Indemnification. Indemnification similar to that specified in this Article V (with appropriate modifications) shall be given by the Company and each Selling Investor with respect to any required registration or other qualification of Registrable Securities under Federal or state law or regulation of governmental authority other than the Securities Act.

Section 5.6          Contribution. If for any reason the indemnification provided for in Section 5.1 or Section 5.2 is unavailable to an indemnified party or insufficient to hold it harmless as contemplated by Section 5.1 and Section 5.2, then (i) the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect the relative fault of the indemnified party and the indemnifying party or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as shall be appropriate to reflect the relative benefits received by the Company, on the one hand, and such prospective sellers, on the other hand, from their sale of the Registrable Securities, provided that, no Selling Investor shall be required to contribute in an amount greater than the dollar amount of the net proceeds received by such Selling Investor with respect to the sale of the Registrable Securities giving rise to such indemnification obligation. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities, or expenses (or actions in respect thereof) referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such indemnified party in connection with investigating or, except as provided in Section 5.3, defending any such action or claim. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. The Holders’ obligations in this Section 5.6 to contribute shall be several in proportion to the amount of Registrable Securities registered by them and not joint.

Article VI

Exchange Act Compliance

Section 6.1          Exchange Act Compliance. So long as the Company (a) has registered a class of securities under Section 12 or Section 15 of the Exchange Act and (b) files reports under Section 13 of the Exchange Act, then the Company shall take all actions reasonably necessary to enable Holders to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 under the Securities Act, as such rule may be amended from time to time or any similar rules or regulations adopted by the Commission, including, without limiting the generality of the foregoing, (i) making and keeping current public information available, as those terms are understood and defined in Rule 144 promulgated under the Securities Act, (ii) filing with the Commission in a timely manner all reports and other documents required of the Company under the Exchange Act to the extent so required and (iii) at the request of any Holder if such Holder proposes to sell securities in compliance with Rule 144, forthwith furnish to such Holder, as applicable, a written statement of compliance with the reporting requirements of the Commission as set forth in Rule 144 and make available to such Holder such information as will enable the Holder to make sales pursuant to Rule 144.

Article VII

Miscellaneous

Section 7.1          Severability. If any provision of this Agreement is adjudicated by a court of competent jurisdiction to be invalid, prohibited or unenforceable for any reason, such provision, as to such jurisdiction, shall be ineffective, without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction. Notwithstanding the foregoing, if such provision could be more narrowly drawn so as not to be invalid, prohibited or unenforceable in such jurisdiction, it shall, as to such jurisdiction, be so narrowly drawn, without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction.

Section 7.2          Governing Law; Jurisdiction; Waiver of Jury Trial. This Agreement shall be governed by and construed and interpreted in accordance with the laws of the State of New York irrespective of the choice of laws principles thereof. The parties agree that any legal action or proceeding regarding this Agreement shall be brought and determined exclusively in a state of federal court located within the State of New York. EACH PARTY TO THIS AGREEMENT HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION PROCEEDING, CLAIM OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

Section 7.3          Other Registration Rights. If the Company shall at any time hereafter provide to any holder of any securities of the Company rights with respect to the registration of such securities under the Securities Act, such rights shall not be in conflict with or adversely affect any of the rights provided to the Holders of Registrable Securities in, or conflict (in a manner that adversely affects Holders of Registrable Securities) with any other provisions included in, this Agreement.

Section 7.4          Successors and Assigns. Subject to Section 7.4, this Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties hereto, each of which, in the case of the Holders, shall agree to become subject to the terms of this Agreement by executing an Adoption Agreement and be bound to the same extent as the parties hereto. The Company may not assign any of its rights or delegate any of its duties hereunder without the prior written consent of the Holders of a majority of the Registrable Securities. Subject to Section 2.1(a) and Section 2.2(a), any Holder may, at its election and at any time or from time to time, assign its rights and delegate its duties hereunder, in whole or in part, to any Transferee of such Holder (each, an “Assignee”); provided, that no such assignment shall be binding upon or obligate the Company to any such Assignee unless and until such Assignee delivers the Company an Adoption Agreement. If a Holder assigns its rights under this Agreement in connection with the Transfer of less than all of its Registrable Securities, the Holder shall retain its rights under this Agreement with respect to its remaining Registrable Securities. If a Holder assigns its rights under this Agreement in connection with the Transfer of all of its Registrable Securities, the Holder shall have no further rights or obligations under this Agreement, except under Article V hereof in respect of offerings in which such Holder participated or registrations in which Registrable Securities held by such Holder were included. Any purported assignment in violation of this provision shall be null and void ab initio.

Section 7.5          Notices. All notices, requests, consents and other communications hereunder to any party shall be deemed to be sufficient if delivered in writing in person, by electronic mail, or sent by nationally-recognized overnight courier postage prepaid (with a copy of such communication sent by electronic mail), addressed to such party at the address set forth below or at such other address as may hereafter be designated in writing by such party to the other parties. All such notices, requests, consents and other communications shall be delivered as follows:

(a)            if to the Company, to:

Hertz Global Holdings, Inc.

8501 Williams Road

Estero, Florida 33982

Attention: M. David Galainena

with a copy (which shall not constitute notice) to:

White & Case LLP

Southeast Financial Center

200 South Biscayne Boulevard, Suite 4900

Miami, Florida 33131

Attention:     Thomas E. Lauria

Mathew Brown

Email:              tlauria@whitecase.com

mbrown@whitecase.com

(b)	if to a Holder, to the address set forth under such Holder’s name in Schedule I attached hereto,

with a copy, in each case, (which shall not constitute notice) to:

Kirkland & Ellis LLP

601 Lexington Avenue

New York, New York 10022
Attention:     Stephen E. Hessler, P.C.

John R. Luze

Email:             SHessler@kirkland.com

john.luze@kirkland.com

All such notices, requests, consents and other communications shall be deemed to have been received (i) in the case of personal delivery or delivery by electronic mail, on the date of such delivery and (ii) in the case of dispatch by nationally recognized overnight courier, on the next Business Day following such dispatch.

Section 7.6          Headings. The headings contained in this Agreement are for the sole purpose of convenience of reference, and shall not in any way limit or affect the meaning or interpretation of any of the terms or provisions of this Agreement.

Section 7.7          Additional Parties. Additional parties to this Agreement shall only include each Holder (a) who has executed an Adoption Agreement, in the form attached hereto as Exhibit A, or (b) who (i) is bound by and subject to the terms of this Agreement, and (ii) has adopted this Agreement with the same force and effect as if it were originally a party hereto.

Section 7.8          Adjustments. If, and as often as, there are any changes in the Shares or securities convertible into or exchangeable into or exercisable for Shares as a result of any reclassification, recapitalization, stock split (including a reverse stock split) or subdivision or combination, exchange or readjustment of shares, or any stock dividend or stock distribution, merger or other similar transaction affecting such Shares or such securities, appropriate adjustment shall be made in the provisions of this Agreement, as may be required, so that the rights, privileges, duties and obligations hereunder shall continue with respect to such Shares or such securities as so changed.

Section 7.9          Entire Agreement. This Agreement and the other writings referred to herein constitute the entire agreement among the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings, oral or written, with respect to such subject matter.

Section 7.10        Counterparts; ..pdf Signature. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original instrument, but all of which together shall constitute one and the same document. This Agreement may be executed by .pdf signature (or similar means), and a .pdf signature (or similar means) shall constitute an original for all purposes. No party hereto or to any such agreement or instrument will raise the use of electronic mail to deliver a signature or the fact that any signature or agreement or instrument was transmitted or communicated through the use of electronic mail as a defense to the formation or enforceability of a contract and each such party forever waives any such defense.

Section 7.11          Amendment. Other than with respect to amendments to Schedule I attached hereto, which may be amended by the Company from time to time to reflect the Holders at such time, this Agreement may not be amended, modified or supplemented without the written consent of the Holders of a majority of the Registrable Securities; provided, however, that, with respect to a particular Holder or group of Holders, any such amendment, supplement, modification or waiver that (a) would materially and adversely affect such Holder or group of Holders in any respect or (b) would disproportionately benefit any other Holder or group of Holders or confer any benefit on any other Holder or group of Holders to which such Holder of group of Holders would not be entitled, shall not be effective against such Holder or group of Holders unless approved in writing by such Holder or the Holders of a majority of the Registrable Securities held by such group of Holders, as the case may be.

Section 7.12          Extensions; Waivers. Any party may, for itself only, (a) extend the time for the performance of any of the obligations of any other party under this Agreement, (b) waive any inaccuracies in the representations and warranties of any other party contained herein or in any document delivered pursuant hereto and (c) waive compliance with any of the agreements or conditions for the benefit of such party contained herein. Any extension or waiver pursuant to this Section 7.12 will be valid only if set forth in a writing signed by the party to be bound thereby. No waiver by any party of any default, misrepresentation or breach of warranty or covenant hereunder, whether intentional or not, may be deemed to extend to any prior or subsequent default, misrepresentation or breach of warranty or covenant hereunder or affect in any way any rights arising because of any prior or subsequent such occurrence. Neither the failure nor any delay on the part of any party to exercise any right or remedy under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right or remedy preclude any other or further exercise of the same or of any other right or remedy.

Section 7.13          Business Days. If any time period for giving notice or taking action hereunder expires on a day that is not a Business Day, the time period will automatically be extended to the Business Day immediately following such Saturday, Sunday or legal holiday.

Section 7.14          Further Assurances. Each of the parties hereto shall execute all such further instruments and documents and take all such further action as the Company may reasonably require in order to effectuate the terms and purposes of this Agreement.

Section 7.15          No Third-Party Beneficiaries. Except pursuant to Article V, this Agreement shall not confer any rights or remedies upon any Person other than the parties hereto and their respective successors and permitted assigns and other Persons expressly named herein.

Section 7.16          Interpretation; Construction. This Agreement has been freely and fairly negotiated among the parties. If an ambiguity or question of intent or interpretation arises, this Agreement will be construed as if drafted jointly by the parties and no presumption or burden of proof will arise favoring or disfavoring any party because of the authorship of any provision of this Agreement. Any reference to any law will be deemed to refer to such law as amended and all rules and regulations promulgated thereunder, unless the context requires otherwise. The words “include,” “includes,” and “including” will be deemed to be followed by “without limitation.” Pronouns in masculine, feminine, and neuter genders will be construed to include any other gender, and words in the singular form will be construed to include the plural and vice versa, unless the context otherwise requires. The words “this Agreement,” “herein,” “hereof,” “hereby,” “hereunder” and words of similar import refer to this Agreement as a whole, including the schedules, exhibits and annexes, as the same may from time to time be amended, modified or supplemented, and not to any particular subdivision unless expressly so limited. References to “will” or “shall” mean that the party must perform the matter so described and a reference to “may” means that the party has the option, but not the obligation, to perform the matter so described. All references to sections, schedules, annexes and exhibits mean the sections of this Agreement and the schedules, annexes and exhibits attached to this Agreement, except where otherwise stated. The parties intend that each representation, warranty, and covenant contained herein will have independent significance. If any party has breached any covenant contained herein in any respect, the fact that there exists another covenant relating to the same subject matter (regardless of the relative levels of specificity) that the party has not breached will not detract from or mitigate the party’s breach of the first covenant.

Section 7.17          Term. This Agreement shall terminate (i) with respect to any Holder, at such time as such Holder has no Registrable Securities and (ii) in full and be of no further effect at such time as there are no Registrable Securities held by any Holders. Notwithstanding the foregoing, Article V, Section 7.2, Section 7.5, and Section 7.16 shall survive any termination.

* * * *

IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date first above written.

THE COMPANY:

HERTZ GLOBAL HOLDINGS, INC.

By:	/s/ M. David Galainena
Name: M. David Galainena
Title: Executive Vice President, General Counsel & Secretary

[Signature Page to Registration Rights Agreement]

HOLDER:

CK Amarillo LP

By:	CK Amarillo GP, LLC
Its:	General Partner

By:	/s/ Laura Torrado
Name:	Laura Torrado
Its:	Authorized Signatory

By:	/s/ Tom LaMacchia
Name:	Tom LaMacchia
Its:	Authorized Signatory

Address:

CK Amarillo LP

c/o Certares Management LLC

350 Madison Avenue, 8th Floor

New York, NY 10017

Attention: Thomas LaMacchia, Managing

Director and General Counsel

Email: tom.lamacchia@certares.com

and CK Amarillo LP c/o Knighthead Capital Management, LLC 280 Park Avenue, 22nd Floor New York, NY 10017 Attention: Laura L. Torrado, General Counsel Email: ltorrado@knighthead.com with a copy (which shall not constitute notice) to:

Kirkland & Ellis LLP

601 Lexington Avenue

New York, New York 10022

Attention: Stephen Hessler; Tim Cruickshank

Email: shessler@kirkland.com;

tim.cruickshank@kirkland.com

and Kirkland & Ellis LLP 300 North La Salle Chicago, IL 60654 Attention: Steve Toth Email: steve.toth@kirkland.com

[Signature Page to Registration Rights Agreement]

HOLDER:

400 CAPITAL CREDIT OPPORTUNITIES MASTER FUND LTD

By:	400 Capital Management LLC, as investment manager

By:	/s/ Christopher Hentemann
Name:	Christopher Hentemann
Title:	Managing Partner and Chief Investment Officer

BOSTON PATRIOT MILK ST LLC

By:	400 Capital Management LLC, as investment manager

By:	/s/ Christopher Hentemann
Name:	Christopher Hentemann
Title:	Managing Partner and Chief Investment Officer

400 CAPITAL TX COF I LP

By:	400 Capital Management LLC, as investment manager

By:	/s/ Christopher Hentemann
Name:	Christopher Hentemann
Title:	Managing Partner and Chief Investment Officer

AIS DENALI MASTER FUND LTD

By:	400 Capital Management LLC, as sub-advisor

By:	/s/ Christopher Hentemann
Name:	Christopher Hentemann
Title:	Managing Partner and Chief Investment Officer

Address:

c/o 400 Capital Management LLC 510 Madison Avenue, 17th Floor New York, NY 10022

Email: legalnotices@400capital.com, operations@400capital.com,
jnusbaum@400capital.com, dvazquez@400capital.com

[Signature Page to Registration Rights Agreement]

HOLDER:

BREAN ASSET MANAGEMENT, LLC

By:	/s/ Patrick L. Marano, Jr.
Name:	Patrick L. Marano, Jr.
Title:	General Counsel & CCO

Address:

3 Times Square, 14th Floor

New York, NY 10036

Email: pm@breanam.com

[Signature Page to Registration Rights Agreement]

HOLDER:

Canso Investment Counsel Ltd. in its capacity as portfolio manager for and on behalf of certain managed accounts

By:	/s/ Joe Morin
Name:	Joe Morin
Title:	Portfolio Manager

Address:

#550-100 York Blvd

Richmond Hill, ON

Email: jmorin@cansofunds.com

[Signature Page to Registration Rights Agreement]

HOLDER:

Carronade Capital Master, LP

By:	Carronade Capital GP, LLC, its general partner

By:	/s/ Adam DePanfilis
Name:	Adam DePanfilis

Address:

17 Old Kings Highway South – Suite 140

Darien, Connecticut 06820

Email: adepanfilis@carronade.com

[Signature Page to Registration Rights Agreement]

HOLDER:

D. E. SHAW GALVANIC PORTFOLIOS, L.L.C.

By:	/s/ Shi Nisman
Name:	Shi Nisman
Title:	Authorized Signatory

Address:

D. E. Shaw Galvanic Portfolios, L.L.C. 1166 Avenue of the Americas, 9th Floor New York, NY 10036
Attention: Shi Nisman

Email: Shi.Nisman@deshaw.com

[Signature Page to Registration Rights Agreement]

HOLDER:

DEUTSCHE BANK SECURITIES INC. (solely with respect to the Distressed Products Group)

By:	/s/ Shawn Faurot
Name:	Shawn Faurot
Title:	Managing Director

By:	/s/ Joanne Adkins
Name:	Joanne Adkins
Title:	Managing Director

Address:

60 Wall Street, 3rd Floor

New York, NY 10005

Attn: David Palmisano

Email: db.docs@db.com

[Signature Page to Registration Rights Agreement]

HOLDER:

Diameter Dislocation Master Fund LP

By: Diameter Capital Partners LP, solely as its Investment Manager

By:	/s/ Shailini Rao
Name:	Shailini Rao
Title:	General Counsel and CCO

Address:

c/o Diameter Capital Partners LP
55 Hudson Yards, Suite 29B
New York, NY 10001

Email: pevans@diametercap.com;
srao@diametercap.com;
hkondapalli@diametercap.com

[Signature Page to Registration Rights Agreement]

HOLDER:

Diameter Master Fund LP

By: Diameter Capital Partners LP, solely as its Investment Manager

By:	/s/ Shailini Rao
Name:	Shailini Rao
Title:	General Counsel and CCO

Address:

c/o Diameter Capital Partners LP
55 Hudson Yards, Suite 29B
New York, NY 10001

Email: pevans@diametercap.com;
srao@diametercap.com;
hkondapalli@diametercap.com

[Signature Page to Registration Rights Agreement]

HOLDER:

EATON VANCE TRUST COMPANY COLLECTIVE INVESTMENT TRUST FOR EMPLOYEE BENEFIT PLANS - HIGH YIELD FUND

By:	/s/ Steve Concannon
Name:	Steve Concannon
Title:	Vice President

Address:

2 International Place

Boston MA 02110

Email:	mdevlin@eatonvance.com

[Signature Page to Registration Rights Agreement]

HOLDER:

EATON VANCE MANAGEMENT

By:	/s/ Steve Concannon
Name:	Steve Concannon
Title:	Vice President

Address:

2 International Place

Boston MA 02110

Email:	mdevlin@eatonvance.com

[Signature Page to Registration Rights Agreement]

HOLDER:

Eaton Vance Global Income Builder Fund

By:	/s/ Steve Concannon
Name:	Steve Concannon
Title:	Vice President

Address:

2 International Place

Boston MA 02110

Email:	mdevlin@eatonvance.com

[Signature Page to Registration Rights Agreement]

HOLDER:

EATON VANCE TRUST COMPANY COMMON TRUST FUND - HIGH YIELD COMMON TRUST FUND

By:	/s/ Steve Concannon
Name:	Steve Concannon
Title:	Vice President

Address:

2 International Place

Boston MA 02110

Email:	mdevlin@eatonvance.com

[Signature Page to Registration Rights Agreement]

HOLDER:

High Income Opportunities Portfolio

By:	/s/ Steve Concannon
Name:	Steve Concannon
Title:	Vice President

Address:

2 International Place

Boston MA 02110

Email:	mdevlin@eatonvance.com

[Signature Page to Registration Rights Agreement]

HOLDER:

Eaton Vance Income Fund of Boston

By:	/s/ Steve Concannon
Name:	Steve Concannon
Title:	Vice President

Address:

2 International Place

Boston MA 02110

Email:	mdevlin@eatonvance.com

[Signature Page to Registration Rights Agreement]

HOLDER:

Eaton Vance Limited Duration Income Fund

By:	/s/ Steve Concannon
Name:	Steve Concannon
Title:	Vice President

Address:

2 International Place

Boston MA 02110

Email:	mdevlin@eatonvance.com

[Signature Page to Registration Rights Agreement]

HOLDER:

Eaton Vance Multi-Asset Credit Fund

By:	/s/ Steve Concannon
Name:	Steve Concannon
Title:	Vice President

Address:

2 International Place

Boston MA 02110

Email:	mdevlin@eatonvance.com

[Signature Page to Registration Rights Agreement

HOLDER:

Eaton Vance Trust Company Multi-Asset Credit Fund II, a separate trust fund of Eaton Vance Trust Company Collective Investment Trust for Employee Benefit Plans III

By:	/s/ Steve Concannon
Name:	Steve Concannon
Title:	Vice President

Address:

2 International Place

Boston MA 02110

Email:	mdevlin@eatonvance.com

[Signature Page to Registration Rights Agreement]

HOLDER:

EATON VANCE MULTI-ASSET CREDIT FUND II, LLC

By:	/s/ Steve Concannon
Name:	Steve Concannon
Title:	Vice President

Address:

2 International Place

Boston MA 02110

Email:	mdevlin@eatonvance.com

[Signature Page to Registration Rights Agreement]

HOLDER:

Southeastern Pennsylvania Transportation Authority

By:	/s/ Steve Concannon
Name:	Steve Concannon
Title:	Vice President

Address:

2 International Place

Boston MA 02110

Email:	mdevlin@eatonvance.com

[Signature Page to Registration Rights Agreement]

HOLDER:

NSP - Monticello Minnesota Retail Qualified Trust

By:	/s/ Steve Concannon
Name:	Steve Concannon
Title:	Vice President

Address:

2 International Place

Boston MA 02110

Email:	mdevlin@eatonvance.com

[Signature Page to Registration Rights Agreement]

HOLDER:

NSP - Minnesota Prairie I Retail Qualified Trust

By:	/s/ Steve Concannon
Name:	Steve Concannon
Title:	Vice President

Address:

2 International Place

Boston MA 02110

Email:	mdevlin@eatonvance.com

[Signature Page to Registration Rights Agreement]

HOLDER:

NSP - Minnesota Prairie II Retail Qualified Trust

By:	/s/ Steve Concannon
Name:	Steve Concannon
Title:	Vice President

Address:

2 International Place

Boston MA 02110

Email:	mdevlin@eatonvance.com

[Signature Page to Registration Rights Agreement]

HOLDER:

The Regents of the University of California

By:	/s/ Steve Concannon
Name:	Steve Concannon
Title:	Vice President

Address:

2 International Place

Boston MA 02110

Email:	mdevlin@eatonvance.com

[Signature Page to Registration Rights Agreement]

HOLDER:

Ellington Special Relative Value Fund LLC,

By Ellington Management Group LLC, its Investment Manager

By:	/s/ David Dubbert
Name:	David Dubbert
Title:	Authorized Signatory

Address:

c/o Ellington Management Group

53 Forest Ave, 3rd Floor

Old Greenwich, CT 06870

Email:	dubbert@ellington.com

[Signature Page to Registration Rights Agreement]

HOLDER:

EPO II (B) Special Holdings Ltd.,

By Ellington Management Group LLC, its Investment Manager

By:	/s/ David Dubbert
Name:	David Dubbert
Title:	Authorized Signatory

Address:

c/o Ellington Management Group

53 Forest Ave, 3rd Floor

Old Greenwich, CT 06870

Email:	dubbert@ellington.com

[Signature Page to Registration Rights Agreement]

HOLDER:

Ellington Credit Opportunities, Ltd.,

By Ellington Management Group LLC, its Investment Manager

By:	/s/ David Dubbert
Name:	David Dubbert
Title:	Authorized Signatory

Address:

c/o Ellington Management Group

53 Forest Ave, 3rd Floor

Old Greenwich, CT 06870

Email:	dubbert@ellington.com

[Signature Page to Registration Rights Agreement]

HOLDER:

Ellington Warlander Partners LP,

By Ellington Management Group LLC, its Investment Manager

By:	/s/ David Dubbert
Name:	David Dubbert
Title:	Authorized Signatory

Address:

c/o Ellington Management Group

53 Forest Ave, 3rd Floor

Old Greenwich, CT 06870

Email:	dubbert@ellington.com

[Signature Page to Registration Rights Agreement]

HOLDER:

Ellington Special Opportunities LLC,

By Ellington Management Group LLC, its Investment Manager

By:	/s/ David Dubbert
Name: David Dubbert
Title: Authorized Signatory

Address:

c/o Ellington Management Group

53 Forest Ave, 3rd Floor

Old Greenwich, CT 06870

Email: dubbert@ellington.com

[Signature Page to Registration Rights Agreement]

HOLDER:

KING STREET GLOBAL DRAWDOWN FUND, L.P.

By: King Street Capital Management, L.P. Its Investment Manager

By:	/s/ Howard Baum
Name: Howard Baum
Title: Authorized Signatory

Address:

c/o King Street Capital Management, L.P.

299 Park Avenue, 40th Floor

New York, NY 10171

Email: CorpActionsOps@kingstreet.com

[Signature Page to Registration Rights Agreement]

HOLDER:

KING STREET ACQUISITION COMPANY, L.L.C.

By:	King Street Capital Management, L.P. Its Manager

By:	/s/ Howard Baum
Name: Howard Baum
Title: Authorized Signatory

Address:

c/o King Street Capital Management, L.P.

299 Park Avenue, 40th Floor

New York, NY 10171

Email: CorpActionsOps@kingstreet.com

[Signature Page to Registration Rights Agreement]

HOLDER:

KING STREET CAPITAL, L.P.

By:	King Street Capital Management, L.P. Its Investment Manager

By:	/s/ Howard Baum
Name: Howard Baum
Title: Authorized Signatory

Address:

c/o King Street Capital Management, L.P.

299 Park Avenue, 40th Floor

New York, NY 10171

Email: CorpActionsOps@kingstreet.com

[Signature Page to Registration Rights Agreement]

HOLDER:

KING STREET CAPITAL MASTER FUND, LTD.

By:	King Street Capital Management, L.P. Its Investment Manager

By:	/s/ Howard Baum
Name: Howard Baum
Title: Authorized Signatory

Address:

c/o King Street Capital Management, L.P.

299 Park Avenue, 40th Floor

New York, NY 10171

Email: CorpActionsOps@kingstreet.com

[Signature Page to Registration Rights Agreement]

HOLDER:

ZINNIA PERCH, L.L.C.

By:	King Street Capital Management, L.P. Its Manager

By:	/s/ Howard Baum
Name: Howard Baum
Title: Authorized Signatory

Address:

c/o King Street Capital Management, L.P.

299 Park Avenue, 40th Floor

New York, NY 10171

Email: CorpActionsOps@kingstreet.com

[Signature Page to Registration Rights Agreement]

HOLDER:

Livello Capital Special Opportunities Master Fund LP

By:	/s/ Joseph Salegna
Name: Joseph Salegna
Title: Chief Financial Officer, Livello Capital Management LP

Address:

1 World Trade Center, 85th Fl

New York, NY 10007

Email: jsalegna@livellocap.com

[Signature Page to Registration Rights Agreement]

HOLDER:

Marathon Asset Management, LP acting on behalf of one or more investment funds managed and/or advised by Marathon Asset Management, LP

By:	/s/ Jeff Jacob
Name:	Jeff Jacob
Title:	Authorized Signatory

Address:

Marathon Asset Management

1 Bryant Park, 38th Floor New York, NY 10036

Attention: Jeff Jacob

Email: jjacob@marathonfund.com

[Signature Page to Registration Rights Agreement]

HOLDER:

MILLENNIUM CMM, LTD.
By: Millennium International Management LP,
its Investment Manager

By:	/s/ Mark Meskin
Name: Mark Meskin
Title: Chief Trading Officer

Address:

c/o Millennium International Management LP

399 Park Avenue

New York, NY 10022

Email: PIPES@mlb.com

[Signature Page to Registration Rights Agreement]

HOLDER:

SUNRISE PARTERS LIMITED PARTNERSHIP

By:	/s/ Douglas W. Ambrose
Name:	Douglas W. Ambrose
Title:	Executive Vice President of
Paloma Partners Management Company,
general partner of
Sunrise Partners Limited Partnership

Address:
c/o Maples Corporate Services Limited

PO Box 309, Ugland House

Grand Cayman, KY1-1104, Cayman Islands

Email:	rschmitz@paloma.com;
dambrose@paloma.com

[Signature Page to Registration Rights Agreement]

HOLDER:

PWCM Master Fund Ltd.

Pentwater Credit Master Fund Ltd.

LMA SPC for and on behalf of the MAP 98 Segregated Portfolio

Oceana Master Fund Ltd.

Investment Opportunities SPC for the account of Investment Opportunities 3 Segregated Portfolio

Pentwater Unconstrained Master Fund Ltd.

By:	/s/ Neal Nenadovic
Name: Neal Nenadovic
Title: Chief Financial Officer

Address:

Pentwater Capital Management LP

1001 10th Avenue South, Suite 216

Naples, FL, 34102

Email: nenadovic@pwcm.com

[Signature Page to Registration Rights Agreement]

HOLDER:

P. Scheenfeld Asset Management LP, as investment adviser to certain funds and managed accounts

By:	/s/ Alan Chan
Name: Alan Chan
Title: CCO & Counsel

Address:

1350 Avenue of the Americas, 21st Floor

New York, NY 10019

Email: legal@psam.com

[Signature Page to Registration Rights Agreement]

HOLDER:

KIA II LLC

By:	/s/ Tim DiDona
Name: Tim DiDona
Title: VP

Address:

677 Washington Blvd

Suite 500

Stamford, CT 06901

Email: operations@wexford.com

[Signature Page to Registration Rights Agreement]

HOLDER:

Wexford Spectrum Trading Limited

By:	/s/ Tim DiDona
Name: Tim DiDona
Title: VP

Address:

677 Washington Blvd

Suite 500

Stamford, CT 06901

Email: operations@wexford.com

[Signature Page to Registration Rights Agreement]

HOLDER:

WHITEBOX RELATIVE VALUE PARTNERS, L.P.

By: Whitebox Advisors LLC its investment manager

By:	/s/ Luke Harris
Name: Luke Harris
Title: General Counsel - Corporate, Transactions & Litigation

Address:

3033 Excelsior Blvd., Suite 500

Minneapolis, MN 55416

Email: AThau@whiteboxadvisors.com;
SSpecken@whiteboxadvisors.com

[Signature Page to Registration Rights Agreement]

HOLDER:

WHITEBOX MULTI-STRATEGY PARTNERS, L.P.

By: Whitebox Advisors LLC its investment manager

By:	/s/ Luke Harris
Name: Luke Harris
Title: General Counsel – Corporate, Transactions & Litigation

Address:

3033 Excelsior Blvd., Suite 500

Minneapolis, MN 55416

Email: AThau@whiteboxadvisors.com;
SSpecken@whiteboxadvisors.com

[Signature Page to Registration Rights Agreement]

HOLDER:

WHITEBOX GT FUND, LP

By: Whitebox Advisors LLC its investment manager

By:	/s/ Luke Harris
Name: Luke Harris
Title: General Counsel – Corporate, Transactions & Litigation

Address:

3033 Excelsior Blvd., Suite 500

Minneapolis, MN 55416

Email: AThau@whiteboxadvisors.com;
SSpecken@whiteboxadvisors.com

[Signature Page to Registration Rights Agreement]

HOLDER:

AG CREDIT SOLUTIONS NON-ECI MATER FUND, L.P.
AG CATALOOCHEE, L.P.
AG CORPORATE CREDIT OPPORTUNITIES FUND, L.P.
AG CENTRE STREET PARTNERSHIP, L.P.
AG MM, L.P.
AG CAPITAL SOLUTIONS SMA ONE, L.P.
AG SUPER FUND MASTER, L.P.

By: Angelo, Gordon & Co., L.P. as manager or advisor

By:	/s/ Christopher Moore
Name: Christopher Moore
Title: Authorized Signatory

Address:

245 Park Avenue

New York, NY 10167

Attn: Mark Bernstein

Email: mbernstein@angelogordon.com

[Signature Page to Registration Rights Agreement]

SCOPIA LONG QP LLC
By: Scopia Capital GP LLC, its Managing Member

By:	/s/ Aaron Morse
Name: Aaron Morse
Title: Vice President

SCOPIA INTERNATIONAL MASTER FUND LP
By: Scopia Capital GP LLC, its General Partner

By:	/s/ Aaron Morse
Name: Aaron Morse
Title: Vice President

SCOPIA PX LLC
By: Scopia Capital. GP LLC, its Managing Member

By:	/s/ Aaron Morse
Name: Aaron Morse
Title: Vice President

SCOPIA PX INTERNATIONAL MASTER FUND LP
By: Scopia Capital GP LLC, its General Partner

By:	/s/ Aaron Morse
Name: Aaron Morse
Title: Vice President

405 MSTV I LP
By: Scopia Capital Management LP, its Trading Advisor

By:	/s/ Aaron Morse
Name: Aaron Morse
Title: Chief Operating Officer

PRELUDE OPPORTUNITY FUND LP
By: Scopia Capital Management LP, its Sub-Advisor

By:	/s/ Aaron Morse
Name: Aaron Morse
Title. Chief Operating Officer

For all entities on this signature page:

Address: c/o Scopia Capital Management LP, 152 West 57th Street, 33rd Floor, New York, NY 10019

Email: arnorse@scopia.com; jlande@scopia.com

[Signature Page to Registration Rights Agreement]

HOLDER:

APOLLO CAPITAL MANAGEMENT, L.P.,
on behalf of one or more investment funds, separate accounts, and other entities owned (in whole or in part), controlled, managed, and/or advised by it or its affiliates

By: Apollo Capital Management GP, LLC, its general partner

By:	/s/ Joseph D. Glatt
Name: Joseph D. Glatt
Title: Vice President

Address:

9 West 57th Street

New York, NY 10019

Email: jglatt@apollo.com

[Signature Page to Registration Rights Agreement]

HOLDER:

MP 2019 Mezzanine Master, L.P.
By: HPS Mezzanine Management 2019, LLC, its Investment Manager
By: HPS Investment Partners, LLC, its Sole Member

By:	/s/ Mark Rubenstein
Name:	Mark Rubenstein
Title:	Managing Director

MP 2019 Onshore Mezzanine Master, L.P.
By: HPS Mezzanine Management 2019, LLC, its Investment Manager
By: HPS Investment Partners, LLC, its Sole Member

By:	/s/ Mark Rubenstein
Name:	Mark Rubenstein
Title:	Managing Director

MP 2019 AP Mezzanine Master, L.P.
By: HPS Mezzanine Management 2019, LLC, its Investment Manager
By: HPS Investment Partners, LLC, its Sole Member

By:	/s/ Mark Rubenstein
Name:	Mark Rubenstein
Title:	Managing Director

Address:

40 W 57th Street, 33rd Floor

New York, NY 10019

	Email:	mark.rubenstein@hpspartners.com

[Signature Page to Registration Rights Agreement]

HOLDER:

ASOF HOLDINGS I, L.P.

By: ASOF Investment Management LLC, its manager

By:	/s/ Craig Snyder
Name:	Craig Snyder
Title:	Authorized Signatory

Address:

ASOF Holdings I, L.P.
c/o Ares Management LLC
2000 Avenue of the Stars, 12th Floor
Los Angeles, CA 90067
Attention: Craig Snyder
Email: csnyder@aresmgmt.com

[Signature Page to Registration Rights Agreement]

HOLDER:

Diameter Master Fund LP
By: Diameter Capital Partners LP

By:	Shailini Rao
Name:	Shailini Rao
Title:	General Counsel and CCO

Address:

c/o Diameter Capital Partners LP

55 Hudson Yards, 29th Floor

New York, NY 10001

Email:	srao@diametercap.com;
pevans@diametercap.com;
hkondapalli@diametercap.com

[Signature Page to Registration Rights Agreement]

HOLDER:

Oaktree Opportunities Fund Xb Holdings (Delaware), L.P.

By: Oaktree Fund GP, LLC
Its: General Partner

By: Oaktree Fund GP I, L.P.
Its: Managing Member

By:	/s/ Kaj Vazales
Name:	Kaj Vazales
Title:	Authorized Signatory

By:	/s/ Jordan Mikes
Name:	Jordan Mikes
Title:	Authorized Signatory

Address:

Oaktree Capital Management, L.P.
333 South Grand Avenue, 28th Floor
Los Angeles, CA 90071
Attention: Kaj Vazales; Jordan Mikes
E-mail:	kvazales@oaktreecapital.com;
jmikes@oaktreecapital.com

[Signature Page to Registration Rights Agreement]

HOLDER:

Oaktree Opportunities Fund XI Holdings (Delaware), L.P.

By: Oaktree Fund GP, LLC
Its: General Partner

By: Oaktree Fund GP I, L.P.
Its: Managing Member

By:	/s/ Kaj Vazales
Name:	Kaj Vazales
Title:	Authorized Signatory

By:	/s/ Jordan Mikes
Name:	Jordan Mikes
Title:	Authorized Signatory

Address:

Oaktree Capital Management, L.P.
333 South Grand Avenue, 28th Floor
Los Angeles, CA 90071
Attention: Kaj Vazales; Jordan Mikes
E-mail:	kvazales@oaktreecapital.com;
jmikes@oaktreecapital.com

[Signature Page to Registration Rights Agreement]

HOLDER:

Oaktree Value Opportunities Fund Holdings, L.P.

By: Oaktree Value Opportunities Fund GP, L.P. Its: General Partner

By: Oaktree Value Opportunities Fund GP Ltd. Its: General Partner

By: Oaktree Capital Management, L.P.
Its: Director

By:	/s/ Steven Tesoriere
Name:	Steven Tesoriere
Title:	Managing Director

By:	/s/ Jordan Mikes
Name:	Jordan Mikes
Title:	Managing Director

Address:

Oaktree Capital Management, L.P.
333 South Grand Avenue, 28th Floor
Los Angeles, CA 90071
Attention: Steven Tesoriere; Jordan Mikes
E-mail:	stesoriere@oaktreecapital.com;
jmikes@oaktreecapital.com

[Signature Page to Registration Rights Agreement]

HOLDER:

Oaktree Value Equity Holdings, L.P.

By: Oaktree Value Equity Fund GP, L.P. Its: General Partner

By: Oaktree Value Equity Fund GP Ltd. Its: General Partner

By: Oaktree Capital Management, L.P. Its: Director

By:	/s/ Henry Orren
Name:	Henry Orren
Title:	Senior Vice President

By:	/s/ Peter Boos
Name:	Peter Boos
Title:	Vice President

Address:

Oaktree Capital Management, L.P.
333 South Grand Avenue, 28th Floor
Los Angeles, CA 90071
Attention: Henry Orren; Peter Boos
E-mail:	horren@oaktreecapital.com;
pboos@oaktreecapital.com

[Signature Page to Registration Rights Agreement]

HOLDER:

Oaktree Phoenix Investment Fund, L.P.

By: Oaktree Phoenix Investment Fund GP, L.P. Its: General Partner

By: Oaktree Phoenix Investment Fund GP Ltd. Its: General Partner

By: Oaktree Capital Management, L.P. Its: Director

By:	/s/ Steven Tesoriere
Name:	Steven Tesoriere
Title:	Managing Director

By:	/s/ Andrew West
Name:	Andrew West
Title:	Vice President

Address:

Oaktree Capital Management, L.P.
333 South Grand Avenue, 28th Floor
Los Angeles, CA 90071
Attention: Steven Tesoriere; Andrew West
E-mail:	stesoriere@oaktreecapital.com;
awest@oaktreecapital.com

[Signature Page to Registration Rights Agreement]

HOLDER:

OC III FIE VIII LP

By: OC III GP LLC, its general partner

By:	/s/ Adam. L. Gubner
Name: Adam. L. Gubner
Title: Authorized Person

Address:

650 Newport Center Drive
Newport Beach, CA 92660
Email: ControlGroupNB@pimco.com

OC III LVS XVIII LP

By: OC III GP LLC, its general partner

By:	/s/ Adam. L. Gubner
Name: Adam L. Gubner
Title: Authorized Person

Address:

650 Newport Center Drive
Newport Beach, CA 92660
Email: ControlGroupNB@pimco.com

[Signature Page to Registration Rights Agreement]

HOLDER:

CENTAURUS CAPITAL LP

By: Centaurus Holdings, LLC, its General Partner

By:	/s/ John D. Arnold
Name:	John D. Arnold
Title:	Manager of Centaurus Holdings, LLC

Address:

1717 West Loop South, Suite 1800

Houston, TX 77027

Email:	eapcalls@centcan.net, allen@centeap.net.,
sdouglas@ceMaurusenergy.com

[Signature Page to Registration Rights Agreement]

HOLDER:

ALTA FUNDAMENTAL ADVISERS SP LLC – SERIES Q

By:	/s/ Jeremy Carton
Name:	Jeremy Carton
Title:	Authorized Signatory

Address:

1500 Broadway

Suite 704

New York, NY 10036

Email:	Operations@altafundamental.com

[Signature Page to Registration Rights Agreement]

HOLDER:

ALTA FUNDAMENTAL ADVISERS SP LLC – SERIES S

By:	/s/ Jeremy Carton
Name:	Jeremy Carton
Title:	Authorized Signatory

Address:

1500 Broadway

Suite 704

New York, NY 10036

Email:	Operations@altafundamental.com

[Signature Page to Registration Rights Agreement]

HOLDER:

FCOF V EXPANSION UB INVESTMENTS LP

By: FCOF V Expansion UB Investments Holdings GP LLP, its general partner

By:	/s/ William Covino
Name:	William Covino
Its:	Chief Financial Officer

Address:

c/o Fortress Investments Group LLC
1345 Avenue of the Americas, 46TH F1
New York, NY, 10105
Attention:	Michael A. Polidoro
Fax Number:	N/A
Email-1:	MPolidoro@Fortress.com
Email-2:	CreditOperations@fortress.com

FCO MA VUB SECURITIES LLC

By:	/s/ William Covino
Name:	William Covino
Its:	Chief Financial Officer

Address:

c/o Fortress Investments Group LLC
1345 Avenue of the Americas, 46TH F1
New York, NY, 10105
Attention:	Michael A. Polidoro
Fax Number:	N/A
Email-1:	MPolidoro@Fortress.com
Email-2:	CreditOperations@fortress.com

[Signature Page to Registration Rights Agreement]

FCO MA CENTRE STREET II EXP (ER) LP

By: FCO MA Centre II GP LLC, its general partner

By:	/s/ William Covino
Name:	William Covino
Its:	Chief Financial Officer

Address:

c/o Fortress Investments Group LLC
1345 Avenue of the Americas, 46TH F1
New York, NY, 10105
Attention:	Michael A. Polidoro
Fax Number:	N/A
Email-1:	MPolidoro@Fortress.com
Email-2:	CreditOperations@fortress.com

FCO MA CENTRE STREET II EXP (P) LP

By: FCO MA Centre II LLC, its general partner

By:	/s/ William Covino
Name:	William Covino
Its:	Chief Financial Officer

Address:

c/o Fortress Investments Group LLC
1345 Avenue of the Americas, 46TH F1
New York, NY, 10105
Attention:	Michael A. Polidoro
Fax Number:	N/A
Email-1:	Mpolidoro@Fortress.com
Email-2:	CreditOperations@fortress.com

[Signature Page to Registration and Shareholder Rights Agreement]

FCO MA CENTRE STREET II EXP (TR) LP

By: FCO MA Centre II GP LLC, its general partner

By:	/s/ William Covino
Name:	William Covino
Its:	Chief Financial Officer

Address:

c/o Fortress Investments Group LLC
1345 Avenue of the Americas, 46TH F1
New York, NY, 10105
Attention:	Michael A. Polidoro
Fax Number:	N/A
Email-1:	MPolidoro@Fortress.com
Email-2:	CreditOperations@fortress.com

SUP FCO MA III UB SECURITIES LLC

By:	/s/ William Covino
Name:	William Covino
Its:	Chief Financial Officer

Address:

c/o Fortress Investments Group LLC
1345 Avenue of the Americas, 46TH F1
New York, NY, 10105
Attention:	Michael A. Polidoro
Fax Number:	N/A
Email-1:	MPolidoro@Fortress.com
Email-2:	CreditOperations@fortress.com

[Signature Page to Registration and Shareholder Rights Agreement]

FORTRESS CREDIT OPPORTUNITIES FUND V EXPANSION MA-C L.P.

By: FCO Fund V MA-C GP LLC, its general partner

By:	/s/ William Covino
Name:	William Covino
Title:	Chief Financial Officer

Address:

c/o Fortress Investments Group LLC
1345 Avenue of the Americas, 46TH F1
New York, NY, 10105
Attention:	Michael A. Polidoro
Fax Number:	N/A
Email-1:	MPolidoro@Fortress.com
Email-2:	CreditOperations@fortress.com

FORTRESS CREDIT OPPORTUNITIES FUND V EXPANSION MA-CRPTF L.P.

By: FCO Fund V MA-CRPTF GP LLC, its general partner

By:	/s/ William Covino
Name:	William Covino
Its:	Chief Financial Officer

Address:

c/o Fortress Investments Group LLC
1345 Avenue of the Americas, 46TH F1
New York, NY, 10105
Attention:	Michael A. Polidoro
Fax Number:	N/A
Email-1:	MPolidoro@Fortress.com
Email-2:	CreditOperations@fortress.com

[Signature Page to Registration and Shareholder Rights Agreement]

HOLDER:

SACHEM HEAD LP

By: Sachem Head Capital Management LP, its investment manager

By:	/s/ Michael D. Adamski
Name:	Michael D. Adamski
Title:	General Counsel

Address:

c/o Sachem Head Capital Management LP

250 West 55th Street, 34th Floor

New York, New York 10019

Email: michael@sachemhead.com

[Signature Page to Registration Rights Agreement]

HOLDER:

Morgan Stanley & Co., LLC, solely on behalf of its New York distressed trading desk, and not on behalf of any of its other trading desks, business units, divisions, or affiliates

By:	/s/ Brian McGowan
Name:	Brian McGowan
Title:	Managing Director

Address:

1585 Broadway Floor 2

New York, NY 10036

Email:brian.mcgowan@morganstanley.com

Email: ted.murphy@morganstanley.com

[Signature Page to Registration Rights Agreement]

HOLDER:

Nomura Corporate Research and Asset Management Inc. as investment adviser on behalf of certain funds and accounts

By:	/s/ Stephen Kotsen
Name:	Stephen Kotsen
Title:	Managing Director

Address:

309 West 49th Street, 19th Floor

New York, NY 10019

Email:	Michael.profili@nomura.com

[Signature Page to Registration Rights Agreement]

HOLDER:

CAPITAL VENTURES INTERNATIONAL

By: Susquehanna Advisors Group, Inc., its authorized agent

By:	/s/ Ted Bryce
Name: Ted Bryce
Title: Vice President

Address:

Capital Ventures International

c/o Susquehanna Advisors Group, Inc.

401 City Avenue – Suite 220

Bala Cynwyd, PA 19004

Email:	convertsops@sig.com

[Signature Page to Registration Rights Agreement]

HOLDER:

CASPIAN FOCUSED OPPORTUNITIES FUND, L.P.

By:	/s/ Adele Kittredge Murray
Name:	Adele Kittredge Murray
Title:	Authorized Signatory

Address:

c/o Caspian Capital LP

10 East 53rd Street, 35th Floor

New York, NY 10022

Email: legal@caspianlp.com; susan@caspianlp.com; ops@caspianlp.com

[Signature Page to Registration Rights Agreement]

HOLDER:

CASPIAN SC HOLDINGS, L.P.

By:	/s/ Adele Kittredge Murray
Name:	Adele Kittredge Murray
Title:	Authorized Signatory

Address:

c/o Caspian Capital LP

10 East 53rd Street, 35th Floor

New York, NY 10022

Email: legal@caspianlp.com; susan@caspianlp.com; ops@caspianlp.com

[Signature Page to Registration Rights Agreement]

HOLDER:

CASPIAN SELECT CREDIT MASTER FUND, LTD.

By:	/s/ Adele Kittredge Murray
Name:	Adele Kittredge Murray
Title:	Authorized Signatory

Address:

c/o Caspian Capital LP

10 East 53rd Street, 35th Floor

New York, NY 10022

Email: legal@caspianlp.com; susan@caspianlp.com; ops@caspianlp.com

[Signature Page to Registration Rights Agreement]

HOLDER:

SPRING CREEK CAPITAL, LLC

By:	/s/ Adele Kittredge Murray
Name:	Adele Kittredge Murray
Title:	Authorized Signatory

Address:

c/o Caspian Capital LP

10 East 53rd Street, 35th Floor

New York, NY 10022

Email: legal@caspianlp.com; susan@caspianlp.com; ops@caspianlp.com

[Signature Page to Registration Rights Agreement]

HOLDER:

VR GLOBAL PARTNERS, L.P.

By:	/s/ Emile du Toit
Name:	Emile du Toit
Title:	Authorised Signatory

Address:

Niddry Lodge
1st Floor, Suite 111
51 Holland Street
London W8 7JB
United Kingdom

Email: backoffice@vr-capital.com; jchung@vr-capital.com; ecarlson@vr-capital.com

[Signature Page to Registration Rights Agreement]

HOLDER:

HG Vora Special Opportunities Master Fund, Ltd.

By: HG Vora Capital Management, LLC as investment adviser

By:	/s/ Mandy Lam
Name:	Mandy Lam
Title:	Authorized Signatory

Address:

330 Madison Avenue, 20th floor

New York, NY 10017

Email:hgvops@hgvora.com

[Signature Page to Registration Rights Agreement]

HOLDER:

Ranger Global, LP

By:	/s/ Alex von Furstenberg
Name:	Alex von Furstenberg
Title:	Managing Member

Address:

3355 Barnard Way

Santa Monica, CA 90405

Email: ranger@,rangerinv.com

[Signature Page to Registration Rights Agreement]

HOLDER:

Arrow Offshore, LTD

By:	/s/ Amy Winnick
Name:	Amy Winnick
Title:	CFO

Address:

499 Park Avenue

10th Floor

New York, NY 10022

Email:aw@Rarrowinv.com

[Signature Page to Registration Rights Agreement]

HOLDER:

Arrow Partners LP

By:	/s/ Amy Winnick
Name:	Amy Winnick
Title:	CFO

Address:

499 Park Avenue

10th Floor

New York, NY 10022

Email:aw@Rarrowinv.com

[Signature Page to Registration Rights Agreement]

HOLDER:

CPV Holdings, LLC

By:	/s/ Andrew B. Cohen
Name:	Andrew B. Cohen
Title:	Authorized Signatory

Address:

c/o Cohen Private Ventures

55 Hudson Yards

New York, NY 10001

Email: Andrew.Cohen@CohenPV.com

[Signature Page to Registration Rights Agreement]

HOLDER:

BofA Securities Inc. executes this Agreement and signature page solely on behalf of the US Distressed & Special Situations Group and its managed positions. This signature in no way binds any other line of business, activities or positions at BofA Securities Inc. or any of its affiliates or subsidiaries. In the event the terms of this signature are not accepted, the signature shall be deemed null and void ab initio

By:	/s/ Seth Denson
Name:	Seth Denson
Title:	Director

Address:

Email:

[Signature Page to Registration Rights Agreement]

ALTA FUNDAMENTAL ADVISERS MASTER L.P.

By:	/s/ Jeremy Carton
Name:	Jeremy Carton
Title:	Authorized Signatory

[Signature Page to Registration Rights Agreement]

BLACKWELL PARTNERS LLC - SERIES A

By:	/s/ Jeremy Carton
Name:	Jeremy Carton
Title:	Authorized Signatory, solely with respect to assets managed by Alta Fundamental Advisers LLC

[Signature Page to Registration Rights Agreement]

STAR V PARTNERS LLC

By:	/s/ Jeremy Carton
Name:	Jeremy Carton
Title:	Authorized Signatory

[Signature Page to Registration Rights Agreement]

ALTA FUNDAMENTAL ADVISERS SP LLC

By:	/s/ Jeremy Carton
Name:	Jeremy Carton
Title:	Authorized Signatory, solely with respect to assets managed by Alta Fundamental Advisers LLC

[Signature Page to Registration Rights Agreement]

Glenview Institutional Partners, L.P.
By: Glenview Capital Management, LLC, its investment adviser

By:	/s/ Mark Horowitz
Name:	Mark Horowitz
Title:	Co-President

[Signature Page to Registration Rights Agreement]

Glenview Capital Partners, L.P.
By: Glenview Capital Management, LLC, its investment adviser

By:	/s/ Mark Horowitz
Name:	Mark Horowitz
Title:	Co-President

[Signature Page to Registration Rights Agreement]

Glenview Capital Master Fund, Ltd.
By: Glenview Capital Management, LLC, its investment adviser

By:	/s/ Mark Horowitz
Name:	Mark Horowitz
Title:	Co-President

[Signature Page to Registration Rights Agreement]

Glenview Capital Opportunity Fund, L.P.
By: Glenview Capital Management, LLC, its investment adviser

By:	/s/ Mark Horowitz
Name:	Mark Horowitz
Title:	Co-President

[Signature Page to Registration Rights Agreement]

Glenview Offshore Opportunity Master Fund, Ltd.
By: Glenview Capital Management, LLC, its investment adviser

By:	/s/ Mark Horowitz
Name:	Mark Horowitz
Title:	Co-President

[Signature Page to Registration Rights Agreement]

Hampton Road Capital Master Fund LP

By:	/s/ Kenneth Palumbo
Name:	Kenneth Palumbo
Title:	Pres. COO

[Signature Page to Registration Rights Agreement]

Jefferies Strategic Investments, LLC

By:	/s/ Kenneth Palumbo
Name:	Kenneth Palumbo
Title:	Pres-COO of Investment Manager

[Signature Page to Registration Rights Agreement]

Highbridge Tactical Credit Master Fund, L.P

By:	Highbridge Capital Management, LLC,

as Trading Manager

/s/ Jonathan Segal
Name:	Jonathan Segal
Title:	Managing Director, Co-CIO

[Signature Page to Registration Rights Agreement]

Rubric Capital Master Fund LP

By:	/s/ Michael Nachmani
Name:	Michael Nachmani
Title:	Authorized Signatory

[Signature Page to Registration Rights Agreement]

BEMAP Master Fund Ltd

By:	/s/ Michael Nachmani
Name:	Michael Nachmani
Title:	Authorized Signatory

[Signature Page to Registration Rights Agreement]

Blackstone CSP-MST FMAP Fund

By:	/s/ Michael Nachmani
Name:	Michael Nachmani
Title:	Authorized Signatory

[Signature Page to Registration Rights Agreement]

Two Seas Global (Master) Fund LP

By:	/s/ Sina Toussi
Name:	Sina Toussi
Title:	Managing Member of Two Seas
Global Fund GP LLC, its general partner

[Signature Page to Registration Rights Agreement]

Two Seas Duration Litigation Opportunities Fund LLC

By:	/s/ Sina Toussi
Name:	Sina Toussi
Title:	Managing Member of Two Seas Litigation Opportunities Fund Manager LLC, its managing member

[Signature Page to Registration Rights Agreement]

Discovery Global Opportunity Master Fund, Ltd.

By:	/s/ Adam Schreck
Name:	Adam Schreck
Title:	General Counsel

[Signature Page to Registration Rights Agreement]

Oaktree Value Opportunities Fund Holdings, L.P.

By:	Oaktree Value Opportunities Fund GP, L.P.
Its:	General Partner

By:	Oaktree Value Opportunities Fund GP Ltd.
Its:	General Partner

By:	Oaktree Capital Management, L.P.
Its:	Director

By:	/s/ Andrew West
Name:	Andrew West
Title:	Vice President

By:	/s/ Steven Tesoriere
Name:	Steven Tesoriere
Title:	Managing Director

[Signature Page to Registration Rights Agreement]

Oaktree Opportunities Fund XI Holdings (Delaware), L.P.

By:	Oaktree Fund GP, LLC
Its:	General Partner

By:	Oaktree Fund GP I, L.P.
Its:	Managing Member

By:	/s/ Kaj Vazales
Name:	Kaj Vazales
Title:	Authorized Signatory

By:	/s/ Jordan Mikes
Name:	Jordan Mikes
Title:	Authorized Signatory

[Signature Page to Registration Rights Agreement]

Oaktree Opportunities Fund Xb Holdings (Delaware), L.P.

By:	Oaktree Fund GP, LLC
Its:	General Partner

By:	Oaktree Fund GP I, L.P.
Its:	Managing Member

By:	/s/ Kaj Vazales
Name:	Kaj Vazales
Title:	Authorized Signatory

By:	/s/ Jordan Mikes
Name:	Jordan Mikes
Title :	Authorized Signatory

[Signature Page to Registration Rights Agreement]

Oaktree Phoenix Investment Fund, L.P.

By:	Oaktree Phoenix Investment Fund GP, L.P.
Its:	General Partner

By:	Oaktree Phoenix Investment Fund GP Ltd.
Its:	General Partner

By:	Oaktree Capital Management, L.P.
Its:	Director

By:	/s/ Andrew West
Name:	Andrew West
Title:	Vice President

By:	/s/ Steven Tesoriere
Name:	Steven Tesoriere
Title :	Managing Director

[Signature Page to Registration Rights Agreement]

Oaktree Value Equity Holdings, L.P.

By:	Oaktree Value Equity Fund GP, L.P.
Its:	General Partner

By:	Oaktree Value Equity Fund GP Ltd.
Its:	General Partner

By:	Oaktree Capital Management, L.P.
Its:	Director

By:	/s/ Peter Boos
Name:	Peter Boos
Title:	Vice President

By:	/s/ Henry Orren
Name:	Henry Orren
Title :	Senior Vice President

[Signature Page to Registration Rights Agreement]

HOLDER:

JEFFERIES LLC

By:	/s/ William P. McLoughlin
Name: William P. McLoughlin
Title: SVP

Address:

520 Madison Avenue

New York, NY 10022

Email: bmcloughlin@jefferies.com

[Signature Page to Registration Rights Agreement]

Ranger Global, LP

By:	/s/ Alex von Furstenberg
Name:	Alex von Furstenberg
Its:	Managing Member

Address:

3355 Barnard Way
Santa Monica, CA 90405

Attention:	Alex von Furstenberg
Fax Number:	310-271-7795
Email Address:	ranger@rangerinv.com

[Signature Page to Registration Rights Agreement]

Honeycomb Master Fund LP

By:	/s/ Vick Sandhu
Name:	Vick Sandhu
Its: Authorized Signatory and COO/GC/CCO of Honeycomb Asset Management LP, Investment Manager of Honeycomb Master Fund LP

Address:

645 Madison Avenue, 17th Floor
New York, NY 10022

Attention:	Operations
Fax Number:
Email Address:
Operations@honeycombam.com

[Signature Page to Registration Rights Agreement]

Arrow Offshore, LTD

By:	/s/ Amy Winnick
Name:	Amy Winnick
Its:	CFO

Address:

499 Park Avenue 10th Floor
New York, NY 10022

Attention:	Amy Winnick
Fax Number:	212-243-7338
Email Address:	aw@arrowinv.com,
ms@arrowinv.com

[Signature Page to Registration Rights Agreement]

Arrow Partners LP

By:	/s/ Amy Winnick
Name:	Amy Winnick
Its:	CFO

Address:

499 Park Avenue 10th Floor
New York, NY 10022

Attention:	Amy Winnick
Fax Number:	212-243-7338
Email Address:	aw@arrowinv.com,
ms@arrowinv.com

[Signature Page to Registration Rights Agreement]

HOLDER:

FOURWORLD EVENT OPPORTUNITIES FUND, LP
FOURWORLD GLOBAL OPPORTUNITIES FUND, LTD.
FOURWORLD SPECIAL OPPORTUNITIES FUND, LLC
BOOTHBAY ABSOLUTE RETURN STRATEGIES, LP
BOOTHBAY DIVERSIFIED ALPHA MASTER FUND LP
CADENCE HILL OPPORTUNITY FUND LP

By:	/s/ John Addis
	Name:	John Addis
	Title:	Authorized Signatory

[Signature Page to Registration Rights Agreement]

HOLDER:

HEin park CAPITAL MANAGEMENT lp, on behalf of certain funds it manages

By:	/s/ Jay Schoenfarber
Name:	Jay Schoenfarber
Title:	General Counsel

Address:

888 7th Avenue, 4th Floor

New York, NY 10106

Email: jschoenfarber@heinpark.com

[Signature Page to Registration Rights Agreement]

HOLDER:

Corbin Opportunity Fund, L.P.
By:	Corbin Capital Partners, L.P., its Investment Manager

By:	/s/ Daniel Friedman
Name:	Daniel Friedman
Title:	General Counsel

Address:

Corbin Opportunity Fund, L.P.

c/o Corbin Capital Partners, L.P.

590 Madison Ave., 31st Floor

New York, NY 10022

Email:	Fof-ops@corbincapital.com

[Signature Page to Registration Rights Agreement]

HOLDER:

Pinehurst Partners, L.P.
By:	Corbin Capital Partners, L.P., its Investment Manager

By:	/s/ Daniel Friedman
Name:	Daniel Friedman
Title:	General Counsel

Address:

Pinehurst Partners, L.P.

c/o Corbin Capital Partners, L.P.

590 Madison Ave., 31st Floor

New York, NY 10022

Email:	Fof-ops@corbincapital.com

[Signature Page to Registration Rights Agreement]

HOLDER:

FourSixThree Capital LP

By:	/s/ William M. Kelly
Name:	William Kelly
Title:	Chief Operating Officer

Address:

520 Madison Ave, 19th Floor

New York, NY 10022

Email:	bill@463cap.com

[Signature Page to Registration Rights Agreement]

HOLDER:

Jefferies Strategic Investments, LLC

By:	/s/ Matthew B. Smith
Name:	Matthew B. Smith
Title:	President

Address:

520 Madison Ave
New York, NY 10022

Email:	LAM_Support@leucadiaassetmanagement.com

[Signature Page to Registration Rights Agreement]

HOLDER:

Corbin ERISA Opportunity Fund, Ltd.
By:	Corbin Capital Partners, L.P., its Investment Manager

By:	/s/ Daniel Friedman
Name:	Daniel Friedman
Title:	General Counsel

Address:

Corbin ERISA Opportunity Fund, Ltd.

c/o Corbin Capital Partners, L.P.

590 Madison Ave., 31st Floor

New York, NY 10022

Email:	Fof-ops@corbincapital.com

[Signature Page to Registration Rights Agreement]

EXHIBIT A

ADOPTION AGREEMENT

This Adoption Agreement (“Adoption”) is executed pursuant to the terms of the Registration Rights Agreement, dated as of June 30, 2021, a copy of which is attached hereto (as amended, the “Registration Rights Agreement”), by the undersigned (the “Undersigned”) executing this Adoption. Capitalized terms used herein without definition are defined in the Registration Rights Agreement and are used herein with the same meanings set forth therein. By the execution of this Adoption, the Undersigned agrees as follows:

1.            Acknowledgment. The Undersigned acknowledges that the Undersigned is acquiring certain Shares, subject to the terms and conditions of the Registration Rights Agreement.

2.            Agreement. The Undersigned (i) agrees that the Shares acquired by the Undersigned, and certain other Shares and other securities of the Company that may be acquired by the Undersigned in the future, shall be bound by and subject to the terms of the Registration Rights Agreement, pursuant to the terms thereof, and (ii) hereby adopts the Registration Rights Agreement with the same force and effect as if the undersigned were originally a party thereto.

3.            Notice. Any notice required as permitted by the Registration Rights Agreement shall be given to the Undersigned at the address listed beside the Undersigned’s signature below.

[NAME OF HOLDER]	Address for Notices:

By:	[●]
Name:	[●]
Title:	Telephone: [●]
Date:	Email: [●]

SCHEDULE I

List of Holders

Name	Address for Notice
400 CAPITAL CREDIT OPPORTUNITIES MASTER FUND LTD	c/o 400 Capital Management LLC 510 Madison Avenue, 17th Floor New York, NY 10022 Email: legalnotices@400capital.com, operations@400capital.com, jnusbaum@400capital.com, dvazquez@400capital.com

BOSTON PATRIOT MILK ST LLC	c/o 400 Capital Management LLC 510 Madison Avenue, 17th Floor New York, NY 10022 Email: legalnotices@400capital.com, operations@400capital.com, jnusbaum@400capital.com, dvazquez@400capital.com

400 CAPITAL TX COF I LP	c/o 400 Capital Management LLC 510 Madison Avenue, 17th Floor New York, NY 10022 Email: legalnotices@400capital.com, operations@400capital.com, jnusbaum@400capital.com, dvazquez@400capital.com

AIS DENALI MASTER FUND LTD	c/o 400 Capital Management LLC 510 Madison Avenue, 17th Floor New York, NY 10022 Email: legalnotices@400capital.com, operations@400capital.com, jnusbaum@400capital.com, dvazquez@400capital.com

BREAN ASSET MANAGEMENT, LLC	3 Times Square, 14th Floor New York, NY 10036 Email: pm@breanam.com

CANSO INVESTMENT COUNSEL LTD. in its capacity as portfolio manager for and on behalf of certain managed accounts	#550-100 York Blvd Richmond Hill, ON Email: jmorin@cansofunds.com

CARRONADE CAPITAL MASTER, L.P.	17 Old Kings Highway South – Suite 140 Darien, CT 06820 Email:adepanfilas@carronade.com

D.E. SHAW GALVANIC PORTFOLIOS,L.L.C.	D.E. Shaw Galvanic Portfolios, L.L.C. 1166 Avenue of the Americas, 9th Floor New York, NY 10036 Attention: Shi Nisman Email: Shi.Nisman@deshaw.com

DEUTSCHE BANK SECURITIES INC. (solely with respect to the Distressed Products Group)	60 Wall Street, 3rd Floor New York, NY 10005 Attn: David Palmisano Email: db.docs@db.com

DIAMETER DISLOCATION MASTER FUND LP	c/o Diameter Capital Partners LP 55 Hudson Yards, Suite 29B New York, NY 10001 Email: pevans@diametercap.com; srao@diametercap.com; hkondapalli@diametercap.com

DIAMETER MASTER FUND LP	c/o Diameter Capital Partners LP 55 Hudson Yards, Suite 29B New York, NY 10001 Email: pevans@diametercap.com; srao@diametercap.com; hkondapalli@diametercap.com

EATON VANCE TRUST COMPANY COLLECTIVE INVESTMENT TRUST FOR EMPLOYEE BENEFIT PLANS - HIGH YIELD FUND	2 International Place Boston MA 02110 Email:mdevlin@eatonvance.com

ELLINGTON SPECIAL RELATIVE VALUE FUND LLC	c/o Ellington Management Group 53 Forest Avenue, 3rd Floor Old Greenwich, CT 06870 Email: dubeart@ellington.com

EPO II (B) SPECIAL HOLDINGS LTD.	c/o Ellington Management Group 53 Forest Avenue, 3rd Floor Old Greenwich, CT 06870 Email: dubeart@ellington.com

ELLINGTON CREDIT OPPORTUNITIES, LTD.	c/o Ellington Management Group 53 Forest Avenue, 3rd Floor Old Greenwich, CT 06870 Email: dubeart@ellington.com

ELLINGTON WARLANDER PARTNERS LP	c/o Ellington Management Group 53 Forest Avenue, 3rd Floor Old Greenwich, CT 06870 Email: dubeart@ellington.com

ELLINGTON SPECIAL OPPORTUNITIES LLC	c/o Ellington Management Group 53 Forest Avenue, 3rd Floor Old Greenwich, CT 06870 Email: dubeart@ellington.com

KING STREET GLOBAL DRAWDOWN FUND, L.P.	c/o King Street Capital Management, L.P. 299 Park Avenue, 40th Floor New York, NY 10171 Email: CorpActionsOps@kingstreet.com

KING STREET ACQUISITION COMPANY, L.L.C.	c/o King Street Capital Management, L.P. 299 Park Avenue, 40th Floor New York, NY 10171 Email: CorpActionsOps@kingstreet.com

KING STREET CAPITAL, L.P.	c/o King Street Capital Management, L.P. 299 Park Avenue, 40th Floor New York, NY 10171 Email: CorpActionsOps@kingstreet.com

KING STREET CAPITAL MASTER FUND, LTD.	c/o King Street Capital Management, L.P. 299 Park Avenue, 40th Floor New York, NY 10171 Email: CorpActionsOps@kingstreet.com

ZINNIA PERCH, L.L.C.	c/o King Street Capital Management, L.P. 299 Park Avenue, 40th Floor New York, NY 10171 Email: CorpActionsOps@kingstreet.com

c/o King Street Capital Management, L.P. 299 Park Avenue, 40th Floor New York, NY 10171 Email: CorpActionsOps@kingstreet.com

LIVELLO CAPITAL SPECIAL OPPORTUNITIES MASTER FUND L.P.	1 World Trade Center, 85th Fl New York, NY 10007 Email: jsalegna@livellocap.com

MARATHON ASSET MANAGEMENT, L.P. acting on behalf of one or more investment funds managed and/or advised by Marathon Asset Management L.P.	1 Bryant Park, 38th FL New York, NY 10036 Attention: Jeff Jacob Email: jjacob@marathonfund.com

MILLENNIUM CMM, LTD.	c/o Millennium International Management LP 399 Park Avenue New York, NY 10022 ____________________ Email: PIPES@mlp.com

SUNRISE PARTNERS LIMITED PARTNERSHIP	c/o Maples Corporate Services Limited PO Box 309, Ugland House Grand Cayman, KY1-1104 Cayman Islands Email: rschmitz@paloma.com dambrose@paloma.com

PWCM MASTER FUND LTD.	Pentwater Capital Management L.P. 1001 10th Avenue South, Suite 216 Naples, FL 34102 Email: nnenadovic@pwcm.com

PENTWATER CREDIT MASTER FUND LTD.	Pentwater Capital Management L.P. 1001 10th Avenue South, Suite 216 Naples, FL 34102 Email: nnenadovic@pwcm.com

LMA SPC for and on behalf of the MAP 98 Segregated Portfolio	Pentwater Capital Management L.P. 1001 10th Avenue South, Suite 216 Naples, FL 34102 Email: nnenadovic@pwcm.com

OCEANA MASTER FUND LTD.	Pentwater Capital Management L.P. 1001 10th Avenue South, Suite 216 Naples, FL 34102 Email: nnenadovic@pwcm.com

INVESTMENT OPPORTUNITIES SPC for the account of Investment Opportunities 3	Pentwater Capital Management L.P. 1001 10th Avenue South, Suite 216 Naples, FL 34102 Email: nnenadovic@pwcm.com

PENTWATER UNCONSTRAINED MASTER FUND LTD.	Pentwater Capital Management L.P. 1001 10th Avenue South, Suite 216 Naples, FL 34102 Email: nnenadovic@pwcm.com

P. SCHEENFELD ASSET MANAGEMENT LP	1350 Avenue of the Americas 21st Floor New York, NY 10019 Email: legal@psam.com

KIA II LLC	677 Washington Blvd Suite 500 Stamford, CT 06901 Email: operations@wexford.com

WEXFORD SPECTRUM TRADING LIMITED	677 Washington Blvd Suite 500 Stamford, CT 06901 Email: operations@wexford.com

WHITEBOX RELATIVE VALUE PARTNERS, L.P.	3033 Excelsior Blvd., Suite 500 Minneapolis, MN 55416 Email: AThau@whiteboxadvisors.com; SSpecken@whiteboxadvisors.com

WHITEBOX MULTI-STRATEGY PARTNERS, L.P.	3033 Excelsior Blvd., Suite 500 Minneapolis, MN 55416 Email: AThau@whiteboxadvisors.com; SSpecken@whiteboxadvisors.com

WHITEBOX GT FUND, LP	3033 Excelsior Blvd., Suite 500 Minneapolis, MN 55416 Email: AThau@whiteboxadvisors.com; SSpecken@whiteboxadvisors.com

AG CREDIT SOLUTIONS NON-ECI MATER FUND, L.P.	245 Park Avenue New York, NY 10167 Attn: Mark Bernstein Email: mbernstein@angelogordon.com

AG CATALOOCHEE, L.P	245 Park Avenue New York, NY 10167 Attn: Mark Bernstein Email: mbernstein@angelogordon.com

AG CORPORATE CREDIT OPPORTUNITIES FUND, L.P.	245 Park Avenue New York, NY 10167 Attn: Mark Bernstein Email: mbernstein@angelogordon.com

AG CENTRE STREET PARTNERSHIP, L.P	245 Park Avenue New York, NY 10167 Attn: Mark Bernstein Email: mbernstein@angelogordon.com

AG MM, L.P.	245 Park Avenue New York, NY 10167 Attn: Mark Bernstein Email: mbernstein@angelogordon.com

AG CAPITAL SOLUTIONS SMA ONE, L.P	245 Park Avenue New York, NY 10167 Attn: Mark Bernstein Email: mbernstein@angelogordon.com

AG SUPER FUND MASTER, L.P.	245 Park Avenue New York, NY 10167 Attn: Mark Bernstein Email: mbernstein@angelogordon.com

SCOPIA LONG QP LLC	c/o Scopia Capital Management L.P. 152 West 57th Street, 33rd Floor New York, NY 10019 Email:amorse@scopia.com jlande@scopia.com

SCOPIA INTERNATIONAL MASTER FUND L.P.	c/o Scopia Capital Management L.P. 152 West 57th Street, 33rd Floor New York, NY 10019 Email:amorse@scopia.com jlande@scopia.com

SCOPIA PX LLC	c/o Scopia Capital Management L.P. 152 West 57th Street, 33rd Floor New York, NY 10019 Email:amorse@scopia.com jlande@scopia.com

SCOPIA PX INTERNATIONAL MASTER FUND LP	c/o Scopia Capital Management L.P. 152 West 57th Street, 33rd Floor New York, NY 10019 Email:amorse@scopia.com jlande@scopia.com

405 MSTV LLP	c/o Scopia Capital Management L.P. 152 West 57th Street, 33rd Floor New York, NY 10019 Email:amorse@scopia.com jlande@scopia.com

PRELUDE OPPORTUNITY FUND LP	c/o Scopia Capital Management L.P. 152 West 57th Street, 33rd Floor New York, NY 10019 Email:amorse@scopia.com jlande@scopia.com

APOLLO CAPITAL MANAGEMENT, L.P.,

on behalf of one or more investment funds,

separate accounts, and other entities owned (in

whole or in part), controlled, managed, and/or

advised by it or its affiliates

9 West 57th Street New York, NY 10019 Email: jglatt@apollo.com

MP 2019 Mezzanine Master, L.P.	40 W 57th Street, 33rd Floor New York, NY 10019 Email: mark.rubenstein@hpspartners.com

MP 2019 Onshore Mezzanine Master, L.P.	40 W 57th Street, 33rd Floor New York, NY 10019 Email: mark.rubenstein@hpspartners.com

MP 2019 AP Mezzanine Master, L.P.	40 W 57th Street, 33rd Floor New York, NY 10019 Email: mark.rubenstein@hpspartners.com

ASOF HOLDINGS I, L.P.	ASOF Holdings I, L.P. c/o Ares Management LLC 2000 Avenue of the Stars, 12th Floor Los Angeles, CA 90067 Attention: Craig Snyder Email: csnyder@aresmgmt.com

DIAMETER MASTER FUND L.P.	c/o Diameter Capital Partners LP 55 Hudson Yards, 29th Floor New York, NY 10001 Email:srao@diametercap.com; pevans@diametercap.com; hkondapalli@diametercap.com

OAKTREE OPPORTUNITIES FUND Xb HOLDINGS (DELAWARE), L.P.	Oaktree Capital Management, L.P. 333 South Grand Avenue, 28th Floor Los Angeles, CA 90071 Attention: Kaj Vazales; Jordan Mikes E-mail: kvazales@oaktreecapital.com; jmikes@oaktreecapital.com

OAKTREE OPPORTUNITIES FUND XI HOLDINGS (DELAWARE), L.P.	Oaktree Capital Management, L.P. 333 South Grand Avenue, 28th Floor Los Angeles, CA 90071 Attention: Kaj Vazales; Jordan Mikes E-mail: kvazales@oaktreecapital.com; jmikes@oaktreecapital.com

OAKTREE VALUE OPPORTUNITIES FUND HOLDINGS, L.P.	Oaktree Capital Management, L.P. 333 South Grand Avenue, 28th Floor Los Angeles, CA 90071 Attention: Steven Tesoriere; Jordan Mikes E-mail: stesoriere@oaktreecapital.com; jmikes@oaktreecapital.com

OAKTREE VALUE EQUITY HOLDINGS, L.P.	Oaktree Capital Management, L.P. 333 South Grand Avenue, 28th Floor Los Angeles, CA 90071 Attention: Henry Orren; Peter Boos E-mail: horren@oaktreecapital.com; pboos@oaktreecapital.com

OAKTREE PHOENIX INVESTMENT FUND, L.P.	Oaktree Capital Management, L.P. 333 South Grand Avenue, 28th Floor Los Angeles, CA 90071 Attention: Steven Tesoriere; Andrew West E-mail: stesoriere@oaktreecapital.com; awest@oaktreecapital.com

OC III FIE VIII LP	650 Newport Center Drive Newport Beach, CA 92660 Email: ControlGroupNB@pimco.com

OC III LVS XVIII LP	650 Newport Center Drive Newport Beach, CA 92660 Email: ControlGroupNB@pimco.com

CENTAURUS CAPITAL LP	1717 West South Loop - Suite 1800 Houston, TX 77027 Email: Capcalls@centcap.net, Allen@centcap.net, and SDouglas@centaurusenergy.com

ALTA FUNDAMENTAL ADVISERS SP LLC - SERIES Q	1500 Broadway Suite 704 New York, NY 10036 Email:Operations@altafundamental.com

ALTA FUNDAMENTAL ADVISERS SP LLC – SERIES S	1500 Broadway Suite 704 New York, NY 10036 Email:Operations@altafundamental.com

FCOF V EXPANSION UB INVESTMENTS LP

c/o Fortress Investment Group LLC

1345 Avenue of the Americas, 46TH Fl

New York, NY, 10105

Attention: Michael A. Polidoro

Fax Number: N/A

Email-1: MPolidoro@Fortress.com

Email-2: CreditOperations@fortress.com

FCO MA V UB SECURITIES LLC

c/o Fortress Investment Group LLC

1345 Avenue of the Americas, 46TH Fl

New York, NY, 10105

Attention: Michael A. Polidoro

Fax Number: N/A

Email-1: MPolidoro@Fortress.com

Email-2: CreditOperations@fortress.com

FCO MA CENTRE STREET II EXP (ER) LP

c/o Fortress Investment Group LLC

1345 Avenue of the Americas, 46TH Fl

New York, NY, 10105

Attention: Michael A. Polidoro

Fax Number: N/A

Email-1: MPolidoro@Fortress.com

Email-2: CreditOperations@fortress.com

FCO MA CENTRE STREET II EXP (P) LP

c/o Fortress Investment Group LLC

1345 Avenue of the Americas, 46TH Fl

New York, NY, 10105

Attention: Michael A. Polidoro

Fax Number: N/A

Email-1: Mpolidoro@Fortress.com

Email-2: CreditOperations@fortress.com

FCO MA CENTRE STREET II EXP (TR) LP

c/o Fortress Investment Group LLC

1345 Avenue of the Americas, 46TH Fl

New York, NY, 10105

Attention: Michael A. Polidoro

Fax Number: N/A

Email-1: MPolidoro@Fortress.com

Email-2: CreditOperations@fortress.com

SUP FCO MA III UB SECURITIES LLC

c/o Fortress Investment Group LLC

1345 Avenue of the Americas, 46TH Fl

New York, NY, 10105

Attention: Michael A. Polidoro

Fax Number: N/A

Email-1: MPolidoro@Fortress.com

Email-2: CreditOperations@fortress.com

FORTRESS CREDIT OPPORTUNITIES FUND V EXPANSION MA-C L.P.

c/o Fortress Investment Group LLC

1345 Avenue of the Americas, 46TH Fl

New York, NY, 10105

Attention: Michael A. Polidoro

Fax Number: N/A

Email-1: MPolidoro@Fortress.com

Email-2: CreditOperations@fortress.com

FORTRESS CREDIT OPPORTUNITIES FUND V EXPANSION MA-CRPTF LP

c/o Fortress Investment Group LLC

1345 Avenue of the Americas, 46TH Fl

New York, NY, 10105

Attention: Michael A. Polidoro

Fax Number: N/A

Email-1: MPolidoro@Fortress.com

Email-2: CreditOperations@fortress.com

SACHEM HEAD LP	c/o Sachem Head Capital Management LP 250 West 55th Street, 34th Floor New York, New York 10019 Email: michael@sachemhead.com

MORGAN STANLEY & CO., LLC, solely on behalf of its New York distressed trading desk	1585 Broadway Floor 2New York, NY 10036 Email:brian.mcgowan@morganstanley.com Email: ted.murphy@morganstanley.com

Nomura Corporate Research and Asset Management Inc.	309 West 49th Street, 19th Floor New York, NY 10019 Email: Michael.profili@nomura.com

CAPITAL VENTURES INTERNATIONAL	Capital Ventures International c/o Susquehanna Advisors Group, Inc. 401 City Avenue - Suite 220 Bala Cynwyd, PA 19004 Email: convertsops@sig.com

CASPIAN FOCUSED OPPORTUNITIES FUND, L.P.	c/o Caspian Capital LP 10 East 53rd Street, 35th Floor New York, NY 10022 Email: legal@caspianlp.com; susan@caspianlp.com; ops@caspianlp.com

CASPIAN SC HOLDINGS, L.P.	c/o Caspian Capital LP 10 East 53rd Street, 35th Floor New York, NY 10022 Email: legal@caspianlp.com; susan@caspianlp.com; ops@caspianlp.com

CASPIAN SELECT CREDIT MASTER FUND, LTD.	c/o Caspian Capital LP 10 East 53rd Street, 35th Floor New York, NY 10022 Email: legal@caspianlp.com; susan@caspianlp.com; ops@caspianlp.com

SPRING CREEK CAPITAL, LLC	c/o Caspian Capital LP 10 East 53rd Street, 35th Floor New York, NY 10022 Email: legal@caspianlp.com; susan@caspianlp.com; ops@caspianlp.com

VR GLOBAL PARTNERS, L.P.	Niddry Lodge 1st Floor, Suite 111 51 Holland Street London W8 7JB United Kingdom Email: backoffice@vr-capital.com; jchung@vrcapital. com; ecarlson@vr-capital.com

HG Vora Special Opportunities Master Fund, Ltd.	330 Madison Avenue, 20th floor New York, NY 10017 Email:hgvops@hgvora.com

Ranger Global, LP	3355 Barnard Way Santa Monica, CA 90405 Email: ranger@rangerinv.com

Arrow Offshore, LTD	499 Park Avenue 10th Floor New York, NY 10022 Email: aw@arrowinv.com

Arrow Partners LP	499 Park Avenue 10th Floor New York, NY 10022 Email: aw@arrowinv.com

CK Amarillo LP

CK Amarillo LP

c/o Certares Management LLC

350 Madison Avenue, 8th Floor

New York, NY 10017

Attention: Thomas LaMacchia, Managing Director and General Counsel

Email: tom.lamacchia@certares.com

and

CK Amarillo LP

c/o Knighthead Capital Management, LLC

280 Park Avenue, 22nd Floor

New York, NY 10017

Attention: Laura L. Torrado, General Counsel

Email: ltorrado@knighthead.com

with a copy (which shall not constitute notice) to:

Kirkland & Ellis LLP

601 Lexington Avenue

New York, New York 10022

Attention: Stephen Hessler; Tim Cruickshank

Email: shessler@kirkland.com; tim.cruickshank@kirkland.com

and

Kirkland & Ellis LLP

300 North La Salle

Chicago, IL 60654

Attention: Steve Toth

Email: steve.toth@kirkland.com

CPV Holdings, LLC	c/o Cohen Private Ventures 55 Hudson Yards New York, NY 10001 Email: Andew.Cohen@CohenPV.com

BofA Securities Inc. solely on behalf of the US Distressed & Special Situations Group and its managed positions

Alta Fundamental Advisers Master L.P.	1500 Broadway Suite 704 New York, NY 10036 Email:Operations@altafundamental.com

Blackwell Partners LLC – Series A Authorized signatory, solely with respect to assets managed by Alta Fundamental Advisers LLC	1500 Broadway Suite 704 New York, NY 10036 Email:Operations@altafundamental.com

Star V Partners LLC	1500 Broadway Suite 704 New York, NY 10036 Email:Operations@altafundamental.com

Alta Fundamental Advisers SP LLC Authorized signatory, solely with respect to assets managed by Alta Fundamental Advisers LLC	1500 Broadway Suite 704 New York, NY 10036 Email:Operations@altafundamental.com

Glenview Institutional Partners, L.P.

Glenview Capital Partners, L.P.

Glenview Capital Master Fund, Ltd.

Glenview Capital Opportunity Fund, L.P.

Glenview Offshore Opportunity Master Fund, Ltd.

Hampton Road Capital Master Fund LP

Jeffries Strategic Investments, LLC

Highbridge Tactical Credit Master Fund, L.P

Rubric Capital Master Fund LP

BEMAP Master Fund Ltd.

Blackstone CSP-MST FMAP Fund

Two Seas Global (Master) Fund LP

Two Seas Duration Litigation Opportunities Fund LLC

Discovery Global Opportunity Master Fund, Ltd.

Oaktree Value Opportunities Fund Holdings, L.P.	Oaktree Capital Management, L.P. 333 South Grand Avenue, 28th Floor Los Angeles, CA 90071 Attention: Steven Tesoriere; Andrew West E-mail: stesoriere@oaktreecapital.com; awest@oaktreecapital.com

Oaktree Opportunities Fund XI Holdings (Delaware), L.P.	Oaktree Capital Management, L.P. 333 South Grand Avenue, 28th Floor Los Angeles, CA 90071 Attention: Kaj Vazales; Jordan Mikes E-mail: kvazales@oaktreecapital.com; jmikes@oaktreecapital.com

Oaktree Opportunities Fund Xb Holdings (Delaware), L.P.	Oaktree Capital Management, L.P. 333 South Grand Avenue, 28th Floor Los Angeles, CA 90071 Attention: Kaj Vazales; Jordan Mikes E-mail: kvazales@oaktreecapital.com; jmikes@oaktreecapital.com

Oaktree Phoenix Investment Fund, L.P.	Oaktree Capital Management, L.P. 333 South Grand Avenue, 28th Floor Los Angeles, CA 90071 Attention: Steven Tesoriere; Andrew West E-mail: stesoriere@oaktreecapital.com; awest@oaktreecapital.com

Oaktree Value Equity Holdings, L.P.	Oaktree Capital Management, L.P. 333 South Grand Avenue, 28th Floor Los Angeles, CA 90071 Attention: Henry Orren; Peter Boos E-mail: horren@oaktreecapital.com; pboos@oaktreecapital.com

Jeffries LLC	520 Madison Avenue New York, NY 10022 Email: bmcloughlin@jeffries.com

Ranger Global, LP	3355 Barnard Way Santa Monica, CA 90405 Attention: Alex von Furstenberg Fax Number: 310-271-7795 Email Address: ranger@rangerinv.com

Honeycomb Master Fund LP	645 Madison Avenue, 17th Floor New York, NY 10022 Attention: Operations Email Address: operations@honeycomb.com
Arrow Offshore, LTD	499 Park Avenue, 10th Floor New York, NY 10022 Attention: Amy Winnick Fax Number: 212-243-7338 Email Address: aw@arrowinv.com, ms@arrowinv.com

Arrow Partners LP	499 Park Avenue, 10th Floor New York, NY 10022 Attention: Amy Winnick Fax Number: 212-243-7338 Email Address: aw@arrowinv.com, ms@arrowinv.com

Fourworld Event Opportunities Fund, LP

Fourworld Global Opportunities Fund, LTD.

Fourworld Special Opportunities Fund, LLC

Boothbay Absolute Return Strategies, LP

Boothbay Diversified Alpha Master Fund LP

Cadence Hill Opportunity Fund LP

Hein Park Capital Management LP, on behalf of certain funds it manages	888 7th Avenue, 4th Floor New York, NY 10106 Email: jschoenfarber@heinpark.com

Corbin Opportunity Fund, L.P.	Corbin Opportunity Fund, L.P. c/o Corbin Capital Partners, L.P. 590 Madison Avenue, 31st Floor New York, NY 10022 Email: Fof-ops@corbincapital.com

Pinehurst Partners, L.P.	Pinehurst Partners, L.P. c/o Corbin Capital Partners, L.P. 590 Madison Avenue, 31st Floor New York, NY 10022

FourSixThree Capital LP	520 Madison Ave, 19th Floor New York, NY 10022 Email: bill@463cap.com

Jeffries Strategic Investments, LLC	520 Madison Ave New York, NY 10022 LAM_Support@leucadiaassetmanagement.com

Corbin ERISA Opportunity Fund, Ltd.	Corbin ERISA Opportunity Fund, Ltd. c/o Corbin Capital Partners, L.P. 590 Madison Avenue, 31st Floor New York, NY 10022